UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

REGISTRATION NO.

811-07696

IOWA PUBLIC AGENCY INVESTMENT TRUST

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

1415 28th STREET, SUITE 200

WEST DES MOINES, IOWA 50266

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

Elizabeth Grob, Esq.

Ahlers & Cooney, P.C.

100 Court Avenue, Suite 600, Des Moines, Iowa 50309

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF ALL COMMUNICATIONS TO:

Vera Lichtenberger	JOHN C. MILES, ESQ.

IOWA PUBLIC AGENCY INVESTMENT TRUST      CLINE, WILLIAMS, WRIGHT, JOHNSON

1415 28th STREET, SUITE 200                                         & OLDFATHER

                 WEST DES MOINES, IOWA 50266                              1900 U.S. BANK BUILDING, 233 S. 13TH STREET

LINCOLN, NEBRASKA 68508

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (515) 244-5426

DATE OF FISCAL YEAR END: 06/30

DATE OF REPORTING PERIOD: 6/30/2009

ITEM 1. REPORTS TO UNITHOLDERS.

Iowa Public Agency Investment Trust

IPAIT

Diversified Fund

Comprehensive Annual

Financial Report

Direct Government Obligation Fund

Comprehensive Annual

Financial Report

Fiscal Year Ending

June 30, 2009

\

The Funds are distributed by WB Capital Management.

Shares of the Funds are NOT INSURED BY THE FDIC. Investment products involve investment risk, including the possible loss of principal. Past performance is not predictive of future results, and the composition of each Fund's portfolio is subject to change.

Information not authorized for distribution unless accompanied or preceded by a current Information Statement also known as a prospectus. An investor should consider the Funds' investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund's Information Statement. To obtain more information, please call 800-872-4024 or visit the website: IPAIT.org. Please read the Information Statement carefully before investing.

IPAIT - www.IPAIT.org

IOWA PUBLIC AGENCY INVESTMENT TRUST
Diversified Fund

IPAIT

IOWA PUBLIC AGENCY INVESTMENT TRUST
DIRECT GOVERNMENT OBLIGATION FUND
Comprehensive Annual Financial Report

For the Fiscal Year

Ended June 30, 2009                                                                                           www.ipait.org

Prepared by the
Iowa Public Agency Investment Trust
Board of Trustees

Table of Contents

INTRODUCTORY SECTION
Letter from the Chair	6
Management Report	9
Board of Trustees	10
Service Providers	12
Organization Chart	13
Certificate of Achievement	14

FINANCIAL SECTION
Diversified Portfolio:
Report of Independent Registered Public Accounting Firm	16
Management’s Discussion and Analysis	17
Schedule of Investments	20
Statement of Net Assets	22
Statements of Operations	23
Statements of Changes in Net Assets	23
Notes to Financial Statements	24
Financial Highlights	26
Direct Government Obligation Portfolio:
Report of Independent Registered Public Accounting Firm	27
Management’s Discussion and Analysis	28
Schedule of Investments	31
Statement of Net Assets	32
Statements of Operations	33
Statements of Changes in Net Assets	33
Notes to Financial Statements	34
Financial Highlights	36

INVESTMENT SECTION
Fund Facts Summary	38
Diversified Fund and Direct Government Obligation Fund	39
Introduction	39
Risk Profile	41
Performance Summary	42
Fund Expenses	43
Investment Commentary	46
IPAIT Investment Policy	47
Investing and Non-Investing Participants	51

STATISTICAL SECTION
Statistical Information	54
Changes in Fund Units	55
Monthly Comparative Yields	56
Annual Comparative Yields	57
Annual Net Investment Income	57
Changes in Net Asset	58
Glossary of Investment Terms	60

INTRODUCTORY

SECTION

IPAIT

Letter From the Chair

August 20, 2009

Dear Fellow IPAIT Participants:

The Iowa Pubic Agency Investment Trust (IPAIT) is pleased to submit the Diversified Fund and Direct Government Obligation Fund (DGO) Comprehensive Annual Financial Reports for the Fiscal Year ended June 30, 2009. The IPAIT Board of Trustees and service providers are responsible for the content of the reports.

Fiscal Year 2008-2009 was marked with the Federal Reserve continuing to lower interest rates as they did in the previous fiscal year. The Federal Reserve lowered rates three times ending at a zero to 0.25 percent range. During this period, the IPAIT Diversified and DGO Funds maintained yields comparable to other money market funds, while being an educational resource for IPAIT participants. For a detailed review of the Funds, please refer to Management’s Discussion and Analysis of each Fund located in the Financial Section.

Our Economy

As investors have painfully come to fully realize, a problem arising months ago regarding sub-prime mortgages has evolved into a full-blown financial crisis and a recession that is being experienced around the globe. Indicative of the magnitude of the issues being faced by investors is the failure, or distressed sale, of several, formerly pre-eminent, investment banks and mortgage lenders. Quantitative evidence of the depth of the recession includes fourth quarter 2008 GDP of -6.3 percent for the United States and an unemployment rate that has risen to 8.5 percent, a level not seen in over twenty years.

Officials from the U.S. Treasury and Federal Reserve have not been sitting idly by but rather have initiated numerous programs and strategies to heal the financial system and to set the economy on a path where positive growth will once again be achieved. Recent additions to the roster of programs initiated by the Treasury are the Term Asset-Backed Securities Loan Facility program, more commonly known as TALF, and the Public/Private Investment Partnership (PPIP). TALF is designed to allow banks to use securities backed by auto loans, credit card receivables, student loans and other consumer loans as collateral for borrowing from the Federal Reserve. The intent of this program is to improve bank liquidity, thereby giving them the opportunity to make new loans. The goal of PPIP is to remove some of the distressed assets from bank balance sheets by facilitating the purchase of these assets by a combination of public and private entities.

The FDIC, to help assure investors of safety in their deposits, temporarily increased the FDIC insurance to $250,000 per account. At participating banks, non-interest bearing checking accounts currently carry unlimited FDIC insurance. As part of this FDIC action, NOW accounts at participating banks are fully insured, and are allowed to pay up to 50 basis points. IPAIT is eligible for the NOW accounts, and has used this vehicle effectively for investment during this difficult period.

In addition to Treasury’s efforts the Federal Reserve has lowered its Fed Funds rate to a range of zero to 0.25 percent, increased money supply growth, and committed to massive purchases of government securities. The purchases of securities are designed to keep interest rates at low levels in an attempt to stimulate borrowing by businesses and consumers. One of the specific targets regarding interest rates is the housing industry, as reduced mortgage loan rates provide individuals with the opportunity to lower existing mortgage costs or to enhance their ability to purchase a new home.

Congress and the new presidential administration have also been putting forth programs to get the economy moving forward. Their efforts include the passage of a $787 billion stimulus package and a $3.5 trillion budget proposal from the President.

While the various programs and strategies outlined above will take some time to realize their full effect, there are some signs that stabilization, and perhaps a glimmer of improvement, are materializing. To corroborate this observation two terms have recently surfaced in discussions on the markets and the economy that indicate the long-awaited improvement investors are longing for may not be too far away. “Green shoots” is a term recently used by Federal Reserve Chairman Ben Bernanke to characterize the emergence of positive momentum in regard to the U.S. economy. While still in its embryonic stage the mere suggestion of a developing realization of economic growth was well received.

The other term increasingly being used in economic discussions is “second derivative”. This term is being applied by economists to numerous pieces of data to highlight the fact that, while improvement may not be readily visible, further deterioration in these data series are absent in the most recent readings. In other words, while many indicators are not yet showing signs of improvement, they are also not continuing to worsen.

We feel that given sufficient time the economy and financial markets will heal. The road we travel during this healing process will not be without numerous potholes and an occasional detour or two along the way, but the hope for the end result will be properly functioning and consistently regulated financial markets and an economy that is growing.

Investment Policies and Strategies

IPAIT was created pursuant to Iowa Code Chapter 28E in 1987 to enable eligible Iowa public agencies to invest their available operating and reserve funds in a competitive rate environment, safely and effectively. Both the Diversified and DGO Funds have followed established money market mutual fund investment parameters designed to maintain a $1 per unit net asset value since inception.

Investment Safeguards

Both Funds continue to be focused on their investment objectives as stated in the IPAIT Investment Policy. These goals, in order of priority are: safety of invested principal, maintenance of liquidity, and maximum yield. Within these objectives, each Fund strives to provide participants with the best available rates of return for legally authorized investments. All security settlements within either Fund are settled on a delivery-versus-payment (DVP) basis. DVP settlements greatly reduce the possibility of inappropriate transmission of funds or securities.

Reliability of Investment Section

All commentary and displays in the Investment Section were prepared by IPAIT's service provider, WB Capital Management Inc. (WB Capital), the program's Investment Adviser, Administrative Services provider, and Program Support provider. WB Capital has provided services to the IPAIT program since the program's inception in 1987. All services provided by IPAIT to participants are subject to rigorous and regular verification.

WB Capital and IPAIT have designed internal controls and procedures to ensure that material information is made known to the principal executive officers, Doug Gulling (Chief Executive Officer), Vera Lichtenberger (Chief Compliance Officer), and Amy Mitchell (Chief Financial Officer), respectively during the reporting period for the semi-annual and annual report to shareholders. These individuals are required to report any deficiencies and any actual or alleged fraud to the Fund Auditor and to the Executive Committee immediately upon discovery.

Statement of Changes in Net Assets

For the fiscal year ending June 30, 2009 (FY 09) and the fiscal year ending June 30, 2008 (FY 08) total interest earned, total operating expenses, and net investment income for the IPAIT Diversified and the DGO Funds were as follows:               Interest Earned                   ExpensesNet                         Investment Income

Diversified Fund

                 FY 09             $ 5,799,304                       $ 1,487,617                                $ 4,311,687

 FY 08           $ 11,090,199                       $ 1,048,169                              $ 10,042,030

DGO Fund

                 FY 09                $ 290,409                          $ 100,716                                   $ 189,693

                 FY 08                $ 714,752                            $ 77,575                                   $ 637,177

In both instances, the decrease in year-over-year interest earned for the Funds is primarily attributed to lower fund yields in FY 09; however, the amount of decline was offset in part by higher fund balances.

IPAIT operates pursuant to Service Provider agreements for all aspects of operation. Every agreement specifies the fees to be charged for each component of IPAIT services. Financial and operating highlights from this past year include:

•	Receipt of an twelfth consecutive Certificate of Achievement for Excellence in Financial Reporting by the Government Finance Officers Association (GFOA),

•	Average combined daily investments in the Diversified and DGO Funds of $453,884,616, up from $310,845,108 in the previous fiscal year,

•	Placement of 15 Iowa financial institution Certificates of Deposit in the IPAIT Diversified Fund representing over $17,800,000,

•	An authorized membership total of 418 public bodies representing 197 cities, 95 counties, 89 municipal utilities, and 37 other eligible public agencies, and

•	Total funds invested in IPAIT’s investment alternatives peaked for the fiscal year at $741,405,986 on April 7, 2009. 7

The GFOA awarded a twelfth consecutive Certificate of Achievement for Excellence in Financial Reporting to the Iowa Public Agency Investment Trust for its Comprehensive Annual Financial Report (CAFR) for the fiscal year ended June 30, 2008. The Certificate of Achievement is a prestigious national award, recognizing conformance with the highest standards for preparation of state and local government financial reports.

In order to be awarded a Certificate of Achievement, a government unit must publish an easily readable and efficiently organized CAFR, whose contents conform to program standards. The CAFR must satisfy both generally accepted accounting principles and applicable legal requirements. A Certificate of Achievement is valid for a period of one year only. We believe our current report continues to conform to the Certificate of Achievement program requirements, and we are submitting it to the GFOA.

Participant Meetings

IPAIT had one participant meeting this year with two proposals considered, including the election of the Board of Trustees and the selection of program auditors. Details of the meeting results and proposal responses can be found on page 45 of this report.

Summary

On behalf of IPAIT's Board of Trustees, sponsoring associations and service providers, we thank you for your continued support of the Iowa Public Agency Investment Trust. We encourage you to contact us with comments and suggestions regarding any improvements to the operation of IPAIT. Your involvement in IPAIT is essential in its ability to provide a competitive investment alternative, and ongoing program opportunities for association members. As we begin Fiscal Year 2009-2010, IPAIT will continue to be guided by its objectives of safety, liquidity, and competitive return. In addition, IPAIT will be an excellent resource as a user-friendly investment alternative and also an educational resource. The website provides monthly updates as well as access to the secure IPASonlineTM system. We collectively pledge to continue working together to provide a safe source of interest income for every participant.

Respectfully,

Dianne Kiefer

Chair, Board of Trustees

Management Report

To IPAIT Participants:

While IPAIT's Diversified Fund and Direct Government Obligation (DGO) Fund financial statements and the related financial data contained in these Comprehensive Annual Financial Reports (CAFR’s) have been prepared in conformity with U.S. generally accepted accounting principles and have been audited by IPAIT's Independent Registered Public Accounting Firm, KPMG LLP, the ultimate accuracy and validity of this information is the responsibility of the management of the Iowa Public Agency Investment Trust Board of Trustees.

To carry out this responsibility, the Board of Trustees maintains financial policies, procedures, accounting systems and internal controls which the Board believes provide reasonable, but not absolute, assurance that accurate financial records are maintained and investment assets are safeguarded.

In addition, the three ex-officio trustees meet with the Program's service providers and legal counsel to review all aspects of IPAIT performance each month. The Board of Trustees meets quarterly to similarly review Program performance and compliance. In addition, the IPAIT Board of Trustees regularly subjects IPAIT to a comprehensive review of all services and costs of operation.

In the Board's opinion, IPAIT's internal controls are adequate to ensure that the financial information in this report presents fairly the IPAIT Diversified and DGO Fund operations and financial condition.

Sincerely,

Robert Haug

Secretary, Board of Trustees

Iowa Public Agency Investment Trust

Board of Trustees

Name	Address	Age	Position held with IPAIT	Term of Office	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios Overseen by Trustee	Outside Directorships
Richard Heidloff	206 S. Second Avenue Rock Rapids, IA 51246	64	Trustee	Term Ending 2011	Since 2006	Lyon County Treasurer	2	None
Thomas Hanafan	209 Pearl Street Council Bluffs, IA 51503	60	Trustee	Term Ending 2012	Since 1992	Council Bluffs Mayor	2	None
Donald Kerker	3205 Cedar Street Muscatine, IA 52761	58	Trustee	Term Ending 2011	Since 1999	Director, Finance & Administrative Services, Muscatine Power and Water	2	None
Dianne Kiefer	101 W. Fourth Street Ottumwa, IA 52501	59	Trustee, Chair	Term Ending 2010	Since 2000	Wapello County Treasurer, College Instructor, Buena Vista University	2	None
Wayne Northey	13750 240th Avenue Spirit Lake, IA 51360	75	Trustee	Term Ending 2012	Since 2007	Dickinson County Supervisor	2	None
Craig Hall	138 Jackson Street Brooklyn, IA 52211	57	Trustee, Vice Chair	Term Ending 2010	Since 2004	Manager, Brooklyn Municipal Utilities	2	None
Lynn Miller	One Utility Parkway P.O. Box 769 Cedar Falls, IA 50613	61	Trustee	Term Ending 2012	2009	Cedar Falls Utilities Director of Finance and Organizational Services, CFO	2	None
Jody Smith	P.O. Box 65320 West Des Moines, IA 50265	56	Trustee	Term Ending 2010	Since 1994	Director of Administrative Services/City Clerk, West Des Moines	2	None
Susan Vavroch	50 Second Avenue Bridge Cedar Rapids, IA 52401	50	Trustee, Second Vice Chair	Term Ending 2011	Since 2003	Cedar Rapids City Treasurer	2	None
Alan Kemp	317 Sixth Avenue, Ste 1400 Des Moines, IA 50309	48	IPAIT Assistant Secretary		Since 2007	Iowa League of Cities Executive Director
William Peterson	501 SW Seventh St, Ste Q Des Moines, IA 50309	58	IPAIT Treasurer		Since 1994	Iowa State Association of Counties Executive Director
Robert Haug	1735 NE 70th Avenue Ankeny, IA 50021	61	IPAIT Secretary		Since 1987	Iowa Association of Municipal Utilities Executive Director

Service Providers

Sponsoring Associations

Iowa Association of Municipal Utilities

1735 NE 70th Avenue

Ankeny, IA 50021-9353

Robert Haug, Executive Director

bhaug@iamu.org

515-289-1999

Iowa State Association of Counties

501 SW 7th Street, Suite Q

Des Moines, IA 50309

William Peterson, Executive Director

bpeterson@iowacounties.org

515-244-7181

Iowa League of Cities

317 Sixth Avenue, Suite 800

Des Moines, IA 50309

Alan Kemp, Executive Director

alankemp@iowaleague.org

515-244-7282

Legal Counsel

Ahlers & Cooney, P.C.

100 Court Avenue, Suite 600

Des Moines, IA 50309

Elizabeth Grob 515-246-0305

egrob@ahlerslaw.com

Investment Adviser

Administrator

Progam Support

WB Capital Management Inc.

Century II Building

1415 28th Street, Suite 200

West Des Moines, IA

50266-1461

Jeff Lorenzen

515-224-2718

jlorenzen@wbcap.net

Ron Shortenhaus

515-224-2724

rshortenhaus@ wbcap.net

Bryant Sherff

515-224-2763

bsheriff@wbcap.net

Anita Tracy

515-224-2725

atracy@ wbcap.net

Vera Lichtenberger

515-224-2764

vlichtenberger@ wbcap.net

Custodian

Wells Fargo Bank, N.A.

MAC N8200-034

666 Walnut Street, P.O. Box 837

Des Moines, IA 50304-0837

Kristi Boyce

515-245-8504

kristi.j.boyce@wellsfargo.com

Teresa Smith

515-245-3245

teresa.a.smith@wellsfargo.com

Independent Registered

Public Accounting Firm

KPMG LLP

2500 Ruan Canter

666 Grand Avenue

Des Moines, IA 50309

Sean Vicente 515-697-1108

msvicente@kpmg.com

Organization Chart

IPAIT Board of Trustees

Dianne Kiefer, Chair

Craig Hall, Vice Chair

Susan Vavroch, Second Vice Chair

Tom Hanafan, Board Member

Richard Heidloff, Board Member

Donald Kerker, Board Member

Lynn Miller, Board Member

Wayne Northey, Board Member

Jody Smith, Board Member

IPAIT Sponsoring Association

Iowa League of Cities

Alan Kemp

Iowa State Association of Counties

William Peterson

Iowa Association of Municipal Utilities

Robert Haug

IPAIT Custodian

Wells Fargo Bank, N.A.

Kristi Boyce

IPAIT Investment Advisor

WB Capital Management

Laurie Mardis

IPAIT Legal Counsel

Ahlers & Cooney, P.C.

Elizabeth Grob

IPAIT Independent Registered Public Accounting Firm

KPMG LLP

Sean Vicente

IPAIT Administrator

WB Capital Management

Vera Lichtenberger

Anita Tracy

IPAIT Program Support

WB Capital Management

Bryant Sheriff

Certification of Achievement

CERTIFICATE OF

ACHIEVEMENT

FOR EXCELLENCE

IN FINANCIAL

REPORTING

Presented to

Iowa Public Agency Investment

Turst Diversified Fund/Direct

Government Obligation Fund

For its Comprehensive Annual

Financial Report

For the Fiscal Year Ended

June 30, 2008

A Certificate of Achievement of Excellence in Financial

Reporting is presented by the Government Finance Officers

Association of the United States and Canada to

government units and public employee retirement

systems whose comprehensive annual financial

reports (CAFRs) achieve the highest

standards in government accounting

and financial reporting.

FINANCIAL SECTION

IPAIT

KPMG LLP

2500 Ruan Center

666 Grand Avenue

Des Moines, IA 50309

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Unitholders

Iowa Public Agency Investment Trust:

We have audited the accompanying statement of net assets of the Diversified Portfolio of the Iowa Public Agency Investment Trust (the Trust), including the schedule of investments, as of June 30, 2009, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diversified Portfolio of the Iowa Public Agency Investment Trust as of June 30, 2009, and the results of its operations and its changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued our report dated August 20, 2009 on our consideration of the Trust’s internal control over financial reporting and its compliance with certain provisions of laws, regulations, contracts, grant agreements, and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audits.

Our audit was conducted for the purpose of forming an opinion on the Trust’s basic financial statements. The introductory section, other supplementary information, investment section and statistical section are presented for the purpose of additional analysis and are not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied by us in the audits of the basic financial statements and, accordingly, we express no opinion on them.

The management’s discussion and analysis on pages 17 to 19 is not a required part of the basic financial statements but is supplementary information required by U.S. generally accepted accounting principles. We have applied certain limited procedures, which consisted principally of inquiries of management regarding the methods of measurement and presentation of the management discussion and analysis information. However, we did not audit the information and express no opinion on it.

/s/ KPMG LLP

Des Moines, Iowa

August 20, 2009

Management's Discussion and Analysis

This section of the IPAIT Diversified Portfolio’s Comprehensive Annual Financial Report presents management’s discussion and analysis of the financial position and results of operations for the fiscal years ended June 30, 2009 (FY 09) and 2008 (FY 08). This information is being presented to provide additional information regarding the activities of IPAIT, pursuant to the requirements of Governmental Accounting Standards Board Statement No. 34, Basic Financial Statements – and Management’s Discussion and Analysis – for State and Local Governments, Statement No. 37, Basic Financial Statements – and Management’s Discussion and Analysis – for State and Local Governments: Omnibus, and Statement No. 38, Certain Financial Statement Note Disclosures (Statements Nos. 34, 37, and 38). This discussion and analysis should be read in conjunction with the Report of Independent Registered Public Accounting Firm, KPMG LLP, the Financial Statements, and the accompanying notes.

OVERVIEW OF THE FINANCIAL STATEMENTS

The Management’s Discussion and Analysis provides an introduction to and overview of the basic financial statements of IPAIT’s Diversified Portfolio. The following components comprise the financial statements: 1) Schedule of Investments, 2) Statement of Net Assets, 3) Statements of Operations, 4) Statements of Changes in Net Assets, and 5) Notes to Financial Statements.

•	The Schedule of Investments lists each security held by the portfolio as of the date of current fiscal year end.

•	The Statement of Net Assets shows the financial position (assets and liabilities) of the portfolio as of the date of the current fiscal year end.

•	The Statements of Operations display the results of operations (income and expenses) of the portfolio for the two most recent fiscal years.

•

The Statements of Changes in Net Assets display the results of additions (net investment income, unit sales, and reinvestments) and deductions (dividends and unit redemptions) of the portfolio for the two most recent fiscal years.

•

The Notes to Financial Statements describe significant accounting policies and disclose summary security transaction amounts of the portfolio and other information required by U.S. generally accepted accounting principles.

CONDENSED FINANCIAL INFORMATION AND FINANCIAL ANALYSIS

Year-over-year changes in most financial statement amounts reported in IPAIT’s Diversified Portfolio are most significantly impacted by the level of average net assets (which fluctuates based on the overall levels of pool participant/unitholder invested balances). The pool is the portfolio. Additionally, changes in the short-term interest rate environment (which follows the general trend established by monetary policy set by the Federal Reserve) contribute to year-over-year variances in the amount of investment income earned by the portfolio. Over the twelve months ended June 30, 2009, the Federal Reserve’s Federal Open Market Committee lowered the Fed Funds target rate three times from 2.00 percent to a range of zero to 0.25 percent. In the preceeding twelve months, the Fed Funds target rate was lowered seven times from 5.25 percent to 2.00 percent.

Management's Discussion and Analysis (cont.)

Condensed financial information and variance explanations for FY 09, as compared to FY 08 follows.

		Percent
Net Assets	June 30, 2009	Change	June 30, 2008
Total investments	$ 480,810,632	36%	$ 354,814,208
Excess of other assets over total liabilities	592,005	3%	576,357
Net assets held in trust for pool participants	481,402,637	35%	355,390,565

Average Net Assets	$427,380,402	47%	$ 290,430,630

Total investments and net assets increased 36 and 35 percent, respectively, comparing June 30, 2009 and June 30, 2008 amounts. During FY 09, average net assets increased 47 percent to $427,380,402 from average net assets of $290,430,630 during FY 08. The Diversified portfolio experienced a net increase of assets in FY 09. With credit issues and economic concerns in the marketplace, IPAIT participants increased assets held in the Diversified portfolio with its primary objective of preservation of invested principal.

		Percent
Change in Net Asset for the years ended	June 30, 2009	Change	June 30, 2008
Investment Income	$ 5,799,304	-48%	$ 11,090,199
Total Expenses	(1,487,617)	42%	(1,048,169)
Dividends to unitholders from net investment income	(4,311,687)	-57%	(10,042,030)
Net increase in assets derived
from unit transactions	126,012,072	10%	115,056,322

Net assets at beginning of year	355,390,565	48%	240,334,243

Net assets at end of year	$ 481,402,637	35%	$ 355,390,565

Investment income and dividends to unitholders from net investment income decreased 48 percent and 57 percent, respectively, during FY 09 compared to FY 08 due to the lower interest rate environment. During the 12-month period in FY 09, the Fed Funds target rate dropped from 2.00 percent to zero to 0.25 percent. The Fed Funds target rate is an economic indicator for short-term investments. Total expenses are derived based on net assets held by the Fund. These expenses increased 42 percent during FY 09 compared to FY 08 due to average net assets increasing 47 percent during FY 09 as compared to FY 08. During FY 09 compared to FY 08, units sold and redeemed increased 4 percent and 3 percent, respectively. This reflects continued, consistent growth over the past three fiscal years.

Management's Discussion and Analysis (cont.)

Condensed financial information and variance explanations for FY 08, as compared to FY 07 follows.

		Percent
Net Assets	June 30, 2008	Change	June 30, 2007
Total investments	$ 354,814,208	48%	$ 240,230,576
Excess of other assets over total liabilities	576,357	456%	103,667
Net assets held in trust for pool participants	355,390,565	48%	240,334,243

Average Net Assets	$ 290,430,630	18%	$ 245,847,573

Total investments and net assets increased 48 and 48 percent, respectively, comparing June 30, 2008 and June 30, 2007 amounts. During FY 08, average net assets increased 18 percent to $290,430,630 from average net assets of $245,847,573 during FY 07. The Diversified portfolio experienced a net increase of assets in FY 08. Management believes the result was due to the portfolio’s favorable return compared to alternative investments, and the safety the portfolio provides. With credit issues and economic concerns in the marketplace, IPAIT participants increased assets held in the Diversified portfolio with its primary objective of preservation of invested principal.

		Percent
Change in Net Asset for the years ended	June 30, 2008	Change	June 30, 2007
Investment Income	$ 11,090,199	-14%	$ 12,944,292
Total Expenses	(1,048,169)	1%	(1,037,120)
Dividends to unitholders from net investment income	(10,042,030)	-16%	(11,907,172)
Net increase in assets derived
from unit transactions	115,056,322	212%	36,852,702

Net assets at beginning of year	240,334,243	18%	203,481,541

Net assets at end of year	$ 355,390,565	48%	$ 240,334,243

Investment income and dividends to unitholders from net investment income decreased 14 percent and 16 percent, respectively, during FY 08 compared to FY 07 due to the lower interest rate environment. During the 12-month period in FY 08, the Fed Funds target rate dropped from 5.25 percent to 2.00 percent. Total expenses are derived based on net assets held by the Fund. These expenses increased 1 percent during FY 08 compared to FY 07. The average net assets were higher for FY 08 which would normally result in relatively higher expenses, however, due to the service provider fee decrease effective January 2, 2007, the fees charged to the Fund were lower for the entire 12 months of the fiscal year rather than just six months of the previous year. During FY 08 compared to FY 07, units sold and redeemed increased 8 percent and 2 percent, respectively.

CONTACTING THE PORTFOLIO’S FINANCIAL MANAGEMENT

This financial report is designed to provide IPAIT participants and prospective investors with a general overview of the Fund’s finances and to demonstrate the Fund’s accountability for the resources it receives and manages. If you have questions about the report or need additional financial information, contact IPAIT at 800-872-4024 or visit the website at IPAIT.org.

Financial Statements

Iowa Public Agency Investment Trust - Diversified Portfolio

Schedule of Investments June 30, 2009

(Showing Percentage of Total Investments)

		Yield at
Par		Time of
Value	Description	Purchase	Due Date	Amortized Cost

DISCOUNTED GOVERNMENT SECURITIES -- 9.13%
$ 6,000,000	Federal Home Loan Bank Discount Note	0.63%	09/22/09	$ 5,991,377
13,000,000	Federal National Mortgage Association Discount Note	0.61%	10/26/09	12,974,616
13,000,000	Federal Home Loan Mortgage Corporation Discount Note	0.68%	11/16/09	12,966,561
6,000,000	Federal Home Loan Bank Discount Note	0.57%	12/08/09	5,985,056
6,000,000	Federal National Mortgage Association Discount Note	0.96%	01/25/10	5,967,352
	Total (cost -- $43,884,962)			43,884,962

COUPON SECURITIES -- 31.60%
6,000,000	Federal Home Loan Bank, 5.00%	0.89%	09/18/09	6,053,119
7,550,000	Federal Home Loan Bank, 5.00%	0.68%	09/18/09	7,620,349
1,000,000	Federal National Mortgage Association, Step Coupon	0.75%	09/18/09	1,009,204
8,000,000	Federal Home Loan Mortgage Corporation, Variable Rate	4.35%	10/08/09	7,998,230
7,000,000	Federal Home Loan Bank, Variable Rate	3.34%	10/13/09	7,001,321
2,250,000	Federal Home Loan Mortgage Corporation, 4.20%	0.56%	10/14/09	2,273,484
1,860,000	Federal Home Loan Mortgage Corporation, 4.13%	0.81%	11/30/09	1,885,686
4,670,000	Federal National Mortgage Association, 3.88%	0.86%	12/10/09	4,732,526
910,000	Federal Home Loan Bank, 3.75%	0.38%	01/08/10	925,909
8,000,000	Federal Home Loan Bank, Variable Rate	4.38%	01/08/10	7,995,820
3,500,000	United States Treasury Note, 3.63%	0.34%	01/15/10	3,561,879
6,069,000	Federal National Mortgage Association, 3.25%	1.05%	02/10/10	6,150,284
5,000,000	Federal Farm Credit Bank, Variable Rate	2.56%	02/11/10	5,003,820
13,000,000	Federal National Mortgage Association, Variable Rate	2.44%	02/12/10	12,979,191
2,300,000	Federal National Mortgage Association, 4.30%	1.05%	02/17/10	2,346,974
12,000,000	Federal Home Loan Bank, Variable Rate	2.44%	03/02/10	11,982,275
6,000,000	Federal Home Loan Bank, Variable Rate	0.68%	03/02/10	6,017,758
6,000,000	Federal Home Loan Bank, 5.00%	0.93%	03/12/10	6,168,807
555,000	Federal National Mortgage Association, 4.75%	0.91%	04/19/10	571,947
6,000,000	Federal Home Loan Bank, 0.82%	0.78%	04/28/10	6,001,782
4,000,000	Federal Home Loan Bank, 2.38%	0.89%	04/30/10	4,049,067
4,000,000	Federal Farm Credit Bank, 4.75%	0.66%	05/07/10	4,138,449
5,000,000	Federal National Mortgage Association, 4.13%	0.64%	05/15/10	5,151,122
3,006,000	Federal National Mortgage Association, 4.13%	0.64%	05/15/10	3,096,994
2,000,000	Federal Home Loan Mortgage Corporation, 2.38%	0.64%	05/28/10	2,031,395
6,000,000	Federal Home Loan Bank, 0.55%	0.58%	06/04/10	5,998,444
6,000,000	Federal Home Loan Bank, 4.25%	0.56%	06/11/10	6,208,140
6,000,000	Federal Home Loan Bank, 0.56%	0.57%	06/18/10	5,999,304
1,000,000	Federal Farm Credit Bank, Variable Rate	0.72%	06/22/10	996,690
6,000,000	Federal Farm Credit Bank, Variable Rate	1.71%	11/04/10	6,000,000
	Total (cost -- $151,949,970)			151,949,970

See accompanying notes to financial statements. 20				(Continued)

		Yield at
Par		Time of
Value	Description	Purchase	Due Date	Amortized Cost

CERTIFICATES OF DEPOSIT -- 1.85%
$ 1,000,000	First State Bank-Ida Grove	0.55%	08/20/09	$ 1,000,000
900,000	First State Bank-Ida Grove	0.55%	08/20/09	900,000
1,000,000	American Bank-LeMars	1.55%	10/22/09	1,000,000
1,000,000	Peoples Bank-Rock Valley	1.45%	10/26/09	1,000,000
1,000,000	Maquoketa State Bank-Maquoketa	1.75%	01/20/10	1,000,000
4,000,000	American State Bank-Sioux Center	1.00%	06/23/10	4,000,000
	Total (cost -- $8,900,000)			8,900,000

OTHER INVESTMENTS -- 57.42%
10,000,000	First National Bank-Omaha NOW Account	0.50%		10,000,000
5,000,000	Freedom Bank NOW Account	0.50%		5,000,000
3,000,000	Citizens Bank NOW Account	0.50%		3,000,000
212,373,820	Wells Fargo NOW Account	0.50%		212,373,820
45,701,880	Wells Fargo NOW Account	0.20%		45,701,880
	Total (cost -- $276,075,700)			276,075,700

TOTAL INVESTMENTS -- 100% (cost -- $480,810,632)				$ 480,810,632

See accompanying notes to financial statements.

                                                                                                                21

Financial Statements

Iowa Public Agency Investment Trust - Diversified Portfolio

Statement of Net Assets - June 30, 2009

ASSETS

Investments in securities, at amortized cost:
Discounted Government Securities	$ 43,884,962
Coupon Securities	151,949,970
Certificates of Deposit	8,900,000
Other-NOW Accounts	276,075,700
Total investments in securities	480,810,632

Cash	880
Interest receivable	837,850
Total assets	481,649,362

LIABILITIES

Investment advisory, administrative,
and program support fees payable	88,490
Custody fees payable	12,415
Distribution fees payable	31,037
Other fees and expenses payable	10,346
Dividends payable	104,437
Total liabilities	246,725

NET ASSETS HELD IN TRUST FOR POOL PARTICIPANTS	$ 481,402,637

Units of beneficial interest outstanding	481,402,637

Net asset value - offering and redemption price per share	$ 1.00

See accompanying notes to financial statements.

Financial Statements

Iowa Public Agency Investment Trust - Diversified Portfolio

Statements of Operations
For the Years Ended June 30,

	2009	2008
INVESTMENT INCOME
Interest	$ 5,799,304	$ 11,090,199

EXPENSES
Investment advisory, administrative,
and program support fees	932,023	670,609
Custody fees	128,214	87,129
Distribution fees	320,535	217,823
Other fees and expenses	106,845	72,608
Total expenses	1,487,617	1,048,169

NET INVESTMENT INCOME	$ 4,311,687	$ 10,042,030

Statements of Changes in Net Assets
For the Years Ended June 30,

	2009	2008
ADDITIONS
From investment activities:
Net investment income	$ 4,311,687	$ 10,042,030
From unit transactions:
(at constant net asset value of $1 per unit)
Units sold	1,404,293,105	1,350,872,208
Units issued in reinvestment of dividends
from net investment income	4,688,811	10,036,009
Total additions	1,413,293,603	1,370,950,247

DEDUCTIONS
Dividends to unitholders from:
Net investment income	(4,311,687)	(10,042,030)

From unit transactions:
Units redeemed	(1,282,969,844)	(1,245,851,895)
Total deductions	(1,287,281,531)	(1,255,893,925)

Net increase in net assets	126,012,072	115,056,322

Net assets held in trust for pool participants at beginning of period	355,390,565	240,334,243

Net assets held in trust for pool participants at end of period	$ 481,402,637	$ 355,390,565

See accompanying notes to financial statements.

                                                                                                                 23

Notes to Financial Statements

(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Iowa Public Agency Investment Trust (IPAIT) is a common law trust established under Iowa law pursuant to Chapter 28E and Sections 331.555 and 384.21, Iowa Code (1987), as amended, which authorizes Iowa public agencies to jointly invest monies pursuant to a joint investment agreement. IPAIT is registered under the Investment Company Act of 1940 as required by Iowa Statute and files reports with the Securities and Exchange Commission under Regulation S-X. IPAIT was established by the adoption of a Joint Powers Agreement and Declaration of Trust as of October 1, 1987, and commenced operations on November 13, 1987. The Joint Powers Agreement and Declaration of Trust was amended September 1, 1988, May 1, 1993, and again on September 1, 2005. As amended, IPAIT is authorized to operate and now operates investment programs, one of which is the Diversified Portfolio. The accompanying financial statements include activities of the Diversified Portfolio. The objective of the portfolio is to maintain a high degree of liquidity and safety of principal through investment in short-term securities as permitted for Iowa public agencies under Iowa law. Wells Fargo Bank, N.A. (Wells Fargo), serves as the Custodian, and WB Capital Management Inc. (WB Capital) serves as the Investment Adviser, Administrator, and Program Support Provider.

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net investment income during the year. Actual results could differ from those estimates.

In reporting financial activity, IPAIT applies applicable Governmental Accounting Standards Board (GASB) pronouncements, as well as all Financial Accounting Standards Board and predecessor statements and interpretations not in conflict with GASB pronouncements.

IPAIT is exposed to various risks in connection with operation of the Diversified Portfolio and adheres to policies which attempt to mitigate market risk in the portfolio and maintains insurance coverage for fidelity and errors and omissions exposures. IPAIT has had no claims or settlements under its insurance coverage since its organization in 1987.

INVESTMENTS IN SECURITIES

The Diversified Portfolio consists of cash and short-term investments valued at amortized cost, which approximates fair value, pursuant to Rule 2a-7 under the Investment Company Act of 1940. This involves valuing a portfolio security at its original cost on the date of purchase, and thereafter amortizing any premium or discount on the interest method. Procedures are followed to maintain a constant net asset value of $1.00 per unit for the portfolio.

Security transactions are accounted for on the trade date. Interest income, including the accretion of discount and amortization of premium, is recorded daily using the interest method.

IPAIT is authorized by investment policy and statute to invest public funds in obligations of the U.S. government, its agencies and instrumentalities; certificates of deposit and other evidences of deposit at federally insured Iowa depository institutions approved and secured pursuant to Chapter 12B of the Code of Iowa; and repurchase agreements, provided that the underlying collateral consists of obligations of the U.S. government, its agencies and instrumentalities and that IPAIT’s custodian takes delivery of the collateral either directly or through an authorized custodian.

In connection with transactions in repurchase agreements, it is IPAIT’s policy that an authorized custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest at all times. If the seller defaults and the value of the collateral declines, realization of the collateral by IPAIT may be delayed or limited. At June 30, 2009, the portfolio did not contain any repurchase agreements.

Certificate of deposit amounts up to $250,000 are currently insured by the Federal Depository Insurance Company (FDIC) through December 31, 2013. For public funds deposited in Iowa financial institutions in excess of the $250,000 FDIC insurance, the local financial institution must comply with Iowa Code Section 12c.22 to insure appropriate collateralization. As of June 30, 2009, public funds invested in certificates of deposit not covered by FDIC insurance were $7,650,000. Public funds not covered by FDIC or collateralization are covered by the state sinking fund in accordance with Chapter 12C of the Code of Iowa, which provides for additional assessments against depositories to ensure there will be no loss of public funds.

Currently, NOW (Negotiable Order of Withdrawal) accounts funded with public funds that earn a rate of return less than 0.50 percent are insured by the FDIC. At June 30, 2009, the portfolio had $276,075,700 invested in NOW accounts.

Notes to Financial Statements (cont.)

Under Governmental Accounting Standards as to custodial credit risk, IPAIT's investments in securities in the Diversified Portfolio held securities whose S&P credit ratings were 89.0 percent AAA, 1.9 percent not rated (representing all Certificates of Deposit from Iowa financial institutions), and 9.1 percent NA. Securities which carry an NA rating are government securities which are deemed to carry the equivalent of A1+/P1 ratings by the IPAIT Board of Trustees.

Management attempts to limit IPAIT’s exposure to interest rate risk and believes this is addressed by the fact that securities are limited under Rule 2a-7 as well as by investment policy and statute to investments of high quality with durations not to exceed 397 days. Hence it is not expected that any significant change in market interest rates would present long term risk to IPAIT.

UNIT ISSUES, REDEMPTIONS AND DISTRIBUTIONS

IPAIT determines the net asset value of the Diversified Portfolio daily. Units are issued and redeemed daily at the daily net asset value. Dividends from net investment income are declared daily and distributed monthly.

INCOME TAXES

IPAIT is exempt from both state and federal income taxes pursuant to Section 115 of the Internal Revenue Code.

FEES AND EXPENSES

Under separate agreements with IPAIT, WB Capital, and Wells Fargo are paid an annual fee for operating the investment program.

WB Capital receives 0.190 percent of the average daily net asset value up to $150 million, 0.160 percent from $150 to $250 million and 0.130 percent exceeding $250 million for investment adviser and administrative fees. In addition, WB Capital receives 0.060 percent of the average daily net asset value for program support fees. For the years ended June 30, 2009 and 2008, the Diversified Portfolio paid $932,023 and $670,609, respectively, to WB Capital for services provided.

Wells Fargo receives 0.030 percent of the average daily net asset value of the portfolio. For the years ended June 30, 2009 and 2008, the Diversified Portfolio paid $128,214 and $87,129, respectively, to Wells Fargo for services provided.

Under a distribution plan the public agency associations collectively receive an annual fee of 0.075 percent of the average daily net asset value. For the years ended June 30, 2009 and 2008, the Diversified Portfolio paid $204,710 and $119,577 to the Iowa League of Cities, $77,354 and $66,039 to the Iowa State Association of Counties, and $38,471 and $32,207 to the Iowa Association of Municipal Utilities, respectively.

IPAIT is responsible for other fees and expenses incurred directly by IPAIT. The other fees and expenses accrual is 0.025 percent of the average daily net asset value, and amounted to $106,845 and $72,608 for the years ended June 30, 2009 and 2008, respectively. All fees are computed daily and paid monthly.

FAIR VALUE MEASUREMENT

Effective July 1, 2008, IPAIT adopted Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements.  FAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  FAS 157 also establishes a framework for measuring fair value in U.S. generally accepted accounting principles, and expand disclosure about fair value measurements.  As a basis for considering market participant assumptions in fair value measurements, FAS 157 establishes a fair value hierarchy, which prioritizes the inputs used in measuring fair values.  The hierarchy gives the highest priority to Level 1 measurements and the lowest priority to Level 3 measurements.  These inputs are summarized into three broad levels as described below:

Level 1 –	quote prices in active markets for identical securities;
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotations obtained from pricing services); or
Level 3 –	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments.)

Securities in the Diversified Fund are valued at amortized cost, which approximates fair value, pursuant to Rule 2a-7 under the Investment Company Act of 1940.

(2)	SECURITIES TRANSACTIONS

Purchases of portfolio securities for the Diversified Portfolio aggregated $23,501,125,431 and $49,636,948,888 for the years ended June 30, 2009 and 2008, respectively. Proceeds from maturities of securities for the Diversified Portfolio aggregated $23,374,382,785 and $49,522,890,909 for the years ended June 30, 2009 and 2008, respectively.

Financial Highlights

Iowa Public Agency Investment Trust - Diversified

Selected Data for Each Unit of Portfolio
Outstanding Through Each Year Ended
June 30	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Net Investment Income	0.010	0.036	0.048	0.037	0.017

Dividends Distributed	(0.010)	(0.036)	(0.048)	(0.037)	(0.017)

Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return*	1.10%	3.66%	4.95%	3.76%	1.70%

Ratio of Expenses to Average Net Assets**	0.35%	0.36%	0.42%	0.49%	0.48%

Ratio of Net Investment Income to Average Net Assets	1.01%	3.46%	4.84%	3.70%	1.71%

Net Assets, End of Period (000 Omitted)	$481,403	$355,391	$240,334	$203,482	$229,668

* Total return is calculated by taking the ending value of an initial $1,000 investment including monthly reinvested dividends, minus the initial investment, divided by the initial $1,000 investment.

** A portion of Other Fees and Expenses was reduced beginning September 1, 2004 through June 30, 2005.

See accompanying Report of Independent Registered Public Accounting Firm.
	26

KPMG LLP

2500 Ruan Center

666 Grand Avenue

Des Moines, IA 50309

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Unitholders

Iowa Public Agency Investment Trust:

We have audited the accompanying statement of net assets of the Direct Government Obligation Portfolio of the Iowa Public Agency Investment Trust (the Trust), including the schedule of investments, as of June 30, 2009, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Direct Government Obligation Portfolio of the Iowa Public Agency Investment Trust as of June 30, 2009, and the results of its operations and its changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued our report dated August 20, 2009 on our consideration of the Trust’s internal control over financial reporting and its compliance with certain provisions of laws, regulations, contracts, grant agreements, and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audits.

Our audit was conducted for the purpose of forming an opinion on the Trust’s basic financial statements. The introductory section, other supplementary information, investment section and statistical section are presented for the purpose of additional analysis and are not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied by us in the audits of the basic financial statements and, accordingly, we express no opinion on them.

The management’s discussion and analysis on pages 28 to 30 is not a required part of the basic financial statements but is supplementary information required by U.S. generally accepted accounting principles. We have applied certain limited procedures, which consisted principally of inquiries of management regarding the methods of measurement and presentation of the management discussion and analysis information. However, we did not audit the information and express no opinion on it.

/s/ KPMG LLP

Des Moines, Iowa

August 20, 2009

Managements's Discussion and Analysis

This section of the IPAIT DGO Portfolio’s Comprehensive Annual Financial Report presents management’s discussion and analysis of the financial position and results of operations for the fiscal years ended June 30, 2009 (FY 09) and 2008 (FY 08). This information is being presented to provide additional information regarding the activities of IPAIT, pursuant to the requirements of Governmental Accounting Standards Board Statement No. 34, Basic Financial Statements – and Management’s Discussion and Analysis – for State and Local Governments, Statement No. 37, Basic Financial Statements – and Management’s Discussion and Analysis – for State and Local Governments: Omnibus, and Statement No. 38, Certain Financial Statement Note Disclosures (Statements Nos. 34, 37, and 38). This discussion and analysis should be read in conjunction with the Report of Independent Registered Public Accounting Firm, KPMG LLP, the Financial Statements, and the accompanying notes.

OVERVIEW OF THE FINANCIAL STATEMENTS

The Management’s Discussion and Analysis provides an introduction to and overview of the basic financial statements of IPAIT’s DGO Portfolio. The following components comprise the financial statements: 1) Schedule of Investments, 2) Statement of Net Assets, 3) Statements of Operations, 4) Statements of Changes in Net Assets, and 5) Notes to Financial Statements.

•	The Schedule of Investments lists each security held by the portfolio as of the date of current fiscal year end.

•	The Statement of Net Assets shows the financial position (assets and liabilities) of the portfolio as of the date of the current fiscal year end.

•	The Statements of Operations display the results of operations (income and expenses) of the portfolio for the two most recent fiscal years.

•

The Statements of Changes in Net Assets display the results of additions (net investment income, unit sales, and reinvestments) and deductions (dividends and unit redemptions) of the portfolio for the two most recent fiscal years.

•

The Notes to Financial Statements describe significant accounting policies and disclose summary security transaction amounts of the portfolio and other information required by U.S. generally accepted accounting principles.

CONDENSED FINANCIAL INFORMATION AND FINANCIAL ANALYSIS

Year-over-year changes in most financial statement amounts reported in IPAIT’s DGO Portfolio are most significantly impacted by the level of average net assets (which fluctuates based on the overall levels of pool participant/unitholder invested balances). The pool is the portfolio. Additionally, changes in the short-term interest rate environment (which follows the general trend established by monetary policy set by the Federal Reserve) contribute to year-over-year variances in the amount of investment income earned by the portfolio. Over the twelve months ended June 30, 2009, the Federal Reserve’s Federal Open Market Committee lowered the Fed Funds target rate three times from 2.00 percent to zero to 0.25 percent. In the preceeding twelve months, the Fed Funds target rate was lowered seven times from 5.25 percent to 2.00 percent.

Managements's Discussion and Analysis (cont.)

Condensed financial information and variance explanations for FY 09 as compared to FY 08 follows.

		Percent
Net Assets	June 30, 2009	Change	June 30, 2008
Total Investments	$ 53,125,625	126%	$ 23,456,070
Excess of other assets over total liabilities	90,740	165%	34,248
Net assets held in trust for pool participants	53,216,365	127%	23,490,318

Average Net Assets	$ 26,504,214	30%	$ 20,414,478

Total investments and net assets increased 126 percent and 127 percent, respectively, comparing June 30, 2009 and June 30, 2008 amounts. The DGO portfolio experienced a net increase of assets at the end of FY 09 due to one of the two Fund participants purchasing shares with funds obtained by a bond offering. During FY 09, average net assets increased 30 percent to $26,504,214 from average net assets of $20,414,478 during FY 08.

		Percent
Change in Net Asset for the years ended	June 30, 2009	Change	June 30, 2008
Investment Income	$ 290,409	-59%	$ 714,752
Total Expenses	(100,716)	30%	(77,575)
Dividends to unitholders from net investment income	(189,693)	-70%	(637,177)
Net increase (decrease) in assets derived
from unit transactions	29,726,047	256%	8,352,948

Net assets at beginning of year	23,490,318	55%	15,137,370

Net assets at end of year	$ 53,216,365	127%	$ 23,490,318

Investment income and dividends to unitholders from net investment income decreased 59 percent and 70 percent, respectively, during FY 09 compared to FY 08 due to the lower interest rate environment. During the 12-month period in FY 09, the Fed Funds target rate dropped from 2.00 percent to zero to 0.25 percent. The Fed Funds target rate is an economic indicator for short-term investments. Total expenses are derived based on net assets held by the Fund. These expenses increased 30 percent during FY 09 compared to FY 08 due to higher average net assets for FY 09. During FY 09 compared to FY 08, units sold and redeemed increased 80 percent and 35 percent, respectively. The increase in units sold was due to one of the two Fund participants transferring assets from other IPAIT portfolio options into the DGO Portfolio.

Managements's Discussion and Analysis (cont.)

Condensed financial information and variance explanations for FY 08 as compared to FY 07 follows.

		Percent
Net Assets	June 30, 2008	Change	June 30, 2007
Total Investments	$ 23,456,070	55%	$ 15,104,438
Excess of other assets over total liabilities	34,248	4%	32,932
Net assets held in trust for pool participants	23,490,318	55%	15,137,370

Average Net Assets	$ 20,414,478	-4%	$ 21,162,647

Total investments and net assets increased 55 percent and 55 percent, respectively, comparing June 30, 2008 and June 30, 2007 amounts. The DGO portfolio experienced a net increase of assets at the end of FY 08 due to one of the two Fund participants transferring assets from other IPAIT portfolio options into the DGO portfolio. During FY 08, average net assets decreased 4 percent to $20,414,478 from average net assets of $21,162,647 during FY 07.

		Percent
Change in Net Asset for the years ended	June 30, 2008	Change	June 30, 2007
Investment Income	$ 714,752	-34%	$ 1,087,816
Total Expenses	(77,575)	-17%	(93,621)
Dividends to unitholders from net investment income	(637,177)	-36%	(994,195)
Net increase (decrease) in assets derived
from unit transactions	8,352,948	561%	(1,811,785)

Net assets at beginning of year	15,137,370	-11%	16,949,155

Net assets at end of year	$ 23,490,318	55%	$ 15,137,370

Investment income and dividends to unitholders from net investment income decreased 34 percent and 36 percent, respectively, during FY 08 compared to FY 07 due to the lower interest rate environment. During the 12-month period in FY 08, the Fed Funds target rate dropped from 5.25 percent to 2.00 percent. Total expenses are derived based on net assets held by the Fund. These expenses decreased 17 percent during FY 08 compared to FY 07 for two reasons, (1) lower average net assets for FY 08, and (2) due to the service provider fee decrease effective January 2, 2007, the fees charged to the Fund were lower for the entire 12 months of the fiscal year rather than just six months of the previous year. During FY 08 compared to FY 07, units sold and redeemed increased 51 percent and 13 percent, respectively, due to one of the two Fund participants transferring assets from other IPAIT portfolio options into the DGO Portfolio.

CONTACTING THE PORTFOLIO’S FINANCIAL MANAGEMENT

This financial report is designed to provide IPAIT participants and prospective investors with a general overview of the Fund’s finances and to demonstrate the Fund’s accountability for the resources it receives and manages. If you have questions about the report or need additional financial information, contact IPAIT at 800-872-4024 or visit the website at IPAIT.org.

Financial Statements

Iowa Public Agency Investment Trust - Direct Government Obligation Portfolio

Schedule of Investments June 30, 2009

(Showing Percentage of Total Investments)

		Yield at
Par		Time of
Value	Description	Purchase	Due Date	Amortized Cost
DISCOUNTED GOVERNMENT SECURITIES -- 1.88%
$ 500,000	United States Treasury Bill	1.21%	07/02/09	$ 499,967
500,000	United States Treasury Bill	0.68%	12/17/09	498,425
	Total (cost -- $998,392)			998,392

COUPON SECURITIES -- 13.25%
500,000	United States Treasury Note, 4.63%	2.01%	07/31/09	501,138
500,000	United States Treasury Note, 4.63%	0.79%	07/31/09	501,576
500,000	United States Treasury Note, 4.88%	0.43%	08/15/09	502,714
500,000	United States Treasury Note, 4.88%	0.48%	08/15/09	502,748
175,000	Private Export Funding, 6.67%	2.17%	09/15/09	176,626
500,000	Private Export Funding, 6.67%	0.66%	09/15/09	506,248
250,000	Private Export Funding, 7.20%	1.26%	01/15/10	257,983
500,000	United States Treasury Note, 2.13%	0.56%	01/31/10	504,581
1,000,000	United States Treasury Note, 6.50%	0.54%	02/15/10	1,037,278
500,000	United States Treasury Note, 1.75%	0.65%	03/31/10	504,108
500,000	United States Treasury Note, 2.13%	0.54%	04/30/10	506,564
500,000	United States Treasury Note, 3.88%	0.59%	05/15/10	514,280
500,000	United States Treasury Note, 2.63%	0.52%	05/31/10	509,599
500,000	United States Treasury Note, 2.88%	0.54%	06/30/10	511,610
	Total (cost -- $7,037,053)			7,037,053

OTHER INVESTMENTS -- 84.87%
37,626,180	Wells Fargo NOW Account	0.50%		37,626,180
7,464,000	Wells Fargo NOW Account	0.20%		7,464,000
	Total (cost -- $45,090,180)			45,090,180

TOTAL INVESTMENTS -- 100% (cost -- $53,125,625)				$ 53,125,625

See accompanying notes to financial statements.

                                                                                                                     31

Financial Statements

Iowa Public Agency Investment Trust - Direct Government Obligation Portfolio

Schedule of Net Assets - June 30, 2009

ASSETS

Investments in securities, at amortized cost:
Discounted Government Securities	$ 998,392
Coupon Securities	7,037,053
Other-NOW Accounts	45,090,180
Total investments in securities	53,125,625

Cash	817
Interest receivable	101,867
Total assets	53,228,309

LIABILITIES

Investment advisory, administrative,
and program support fees payable	4,851
Custody fees payable	582
Distribution fees payable	1,455
Other fees and expenses payable	485
Dividends payable	4,571
Total liabilities	11,944

NET ASSETS HELD IN TRUST FOR POOL PARTICIPANTS	$ 53,216,365

Units of beneficial interest outstanding	53,216,365

Net asset value - offering and redemption price per share	$ 1.00

See accompanying notes to financial statements.

                                                                                        32

Financial Statements

Iowa Public Agency Investment Trust - Direct Government Obligation Portfolio

Statements of Operations
For the Years Ended June 30,

	2009	2008
INVESTMENT INCOME
Interest	$ 290,409	$ 714,752

EXPENSES
Investment advisory, administrative,
and program support fees	66,261	51,036
Custody fees	7,951	6,124
Distribution fees	19,878	15,311
Other fees and expenses	6,626	5,104
Total expenses	100,716	77,575

NET INVESTMENT INCOME	$ 189,693	$ 637,177

Statements of Changes in Net Assets
For the Years Ended June 30,

	2009	2008
ADDITIONS
From investment activities:
Net investment income	$ 189,693	$ 637,177
From unit transactions:
(at constant net asset value of $1 per unit)
Units sold	76,647,178	42,689,031
Units issued in reinvestment of dividends
from net investment income	221,570	661,828
Total additions	77,058,441	43,988,036

DEDUCTIONS
Dividends to unitholders from:
Net investment income	(189,693)	(637,177)

From unit transactions:
Units redeemed	(47,142,701)	(34,997,911)
Total deductions	(47,332,394)	(35,635,088)

Net increase in net assets	29,726,047	8,352,948

Net assets held in trust for pool participants at beginning of period	23,490,318	15,137,370

Net assets held in trust for pool participants at end of period	$ 53,216,365	$ 23,490,318

See accompanying notes to financial statements.

                                                                                                                    33

Notes to Financial Statements

(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Iowa Public Agency Investment Trust (IPAIT) is a common law trust established under Iowa law pursuant to Chapter 28E and Sections 331.555 and 384.21, Iowa Code (1987), as amended, which authorizes Iowa public agencies to jointly invest monies pursuant to a joint investment agreement. IPAIT is registered under the Investment Company Act of 1940 as required by Iowa Statute and files reports with the Securities and Exchange Commission under Regulation S-X. IPAIT was established by the adoption of a Joint Powers Agreement and Declaration of Trust as of October 1, 1987, and commenced operations on November 13, 1987. The Joint Powers Agreement and Declaration of Trust was amended September 1, 1988, May 1, 1993, and again on September 1, 2005. As amended, IPAIT is authorized to operate and now operates investment programs, one of which is the Direct Government Obligation Portfolio. The accompanying financial statements include activities of the Direct Government Obligation Portfolio. The objective of the portfolio is to maintain a high degree of liquidity and safety of principal through investment in short-term securities as permitted for Iowa public agencies under Iowa law. Wells Fargo Bank, N.A. (Wells Fargo), serves as the Custodian, and WB Capital Management Inc. (WB Capital) serves as the Investment Adviser, Administrator, and Program Support Provider.

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net investment income during the year. Actual results could differ from those estimates.

In reporting financial activity, IPAIT applies applicable Governmental Accounting Standards Board (GASB) pronouncements, as well as all Financial Accounting Standards Board and predecessor statements and interpretations not in conflict with GASB pronouncements.

IPAIT is exposed to various risks in connection with operation of the Direct Government Obligation Portfolio and adheres to policies which attempt to mitigate market risk in the portfolio and maintains insurance coverage for fidelity and errors and omissions exposures. IPAIT has had no claims or settlements under its insurance coverage since its organization in 1987.

INVESTMENTS IN SECURITIES

The Direct Government Obligation Portfolio consists of cash and short-term investments valued at amortized cost, which approximates fair value, pursuant to Rule 2a-7 under the Investment Company Act of 1940. This involves valuing a portfolio security at its original cost on the date of purchase, and thereafter amortizing any premium or discount on the interest method. Procedures are followed to maintain a constant net asset value of $1.00 per unit for the portfolio.

Security transactions are accounted for on the trade date. Interest income, including the accretion of discount and amortization of premium, is recorded daily using the interest method.

IPAIT is authorized by investment policy and statute to invest public funds in obligations of the U.S. government, its agencies and instrumentalities; and repurchase agreements, provided that the underlying collateral consists of obligations of the U.S. government, its agencies and instrumentalities and that IPAIT’s custodian takes delivery of the collateral either directly or through an authorized custodian.

In connection with transactions in repurchase agreements, it is IPAIT’s policy that an authorized custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest at all times. If the seller defaults and the value of the collateral declines, realization of the collateral by IPAIT may be delayed or limited. At June 30, 2009, the portfolio did not contain any repurchase agreements.

Currently, NOW (Negotiable Order of Withdrawal) accounts funded with public funds that earn a rate of return less than 0.50 percent are insured by the FDIC. At June 30, 2009, the portfolio had $45,090,180 invested in NOW accounts.

Under Governmental Accounting Standards as to custodial credit risk, IPAIT's investments in securities in the Direct Government Obligation Portfolio held securities whose S&P credit ratings were 98.2 percent AAA and 1.8 percent AA+. Securities which carry an NA rating are government securities which are deemed to carry the equivalent of A1+/P1 ratings by the IPAIT Board of Trustees.

Management attempts to limit IPAIT’s exposure to interest rate risk and believes this is addressed by the fact that securities are limited under Rule 2a-7 as well as by investment policy and statute to investments of high quality with durations not to exceed 397 days. Hence it is not expected that any significant change in market interest rates would present long term risk to IPAIT.

Notes to Financial Statements (cont.)

UNIT ISSUES, REDEMPTIONS AND DISTRIBUTIONS

IPAIT determines the net asset value of the DGO Portfolio daily. Units are issued and redeemed daily at the daily net asset value. Dividends from net investment income are declared daily and distributed monthly.

INCOME TAXES

IPAIT is exempt from both state and federal income taxes pursuant to Section 115 of the Internal Revenue Code.

FEES AND EXPENSES

Under separate agreements with IPAIT, WB Capital, and Wells Fargo are paid an annual fee for operating the investment programs.

WB Capital receives 0.190 percent of the average daily net asset value up to $150 million, 0.160 percent from $150 to $250 million and 0.130 percent exceeding $250 million for investment adviser and administrative fees. In addition, WB Capital receives 0.060 percent of the average daily net asset value for program support fees. For the years ended June 30, 2009 and 2008, the DGO Portfolio paid $66,261 and $51,036, respectively, to WB Capital for services provided.

Wells Fargo receives 0.030 percent of the average daily net asset value of the portfolio. For the years ended June 30, 2009 and 2008, the DGO Portfolio paid $7,951 and $6,124, respectively, to Wells Fargo for services provided.

Under a distribution plan the public agency associations collectively receive an annual fee of 0.075 percent of the average daily net asset value. For the years ended June 30, 2009 and 2008, the DGO Portfolio paid $19,878 and $15,311 to the Iowa League of Cities, respectively.

IPAIT is responsible for other fees and expenses incurred directly by IPAIT. The other fees and expenses accrual is 0.025 percent of the average daily net asset value, and amounted to $6,626 and $5,104 for the years ended June 30, 2009 and 2008, respectively. All fees are computed daily and paid monthly.

FAIR VALUE MEASUREMENT

Effective July 1, 2008, IPAIT adopted Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements.  FAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  FAS 157 also establishes a framework for measuring fair value in U.S. generally accepted accounting principles, and expand disclosure about fair value measurements.  As a basis for considering market participant assumptions in fair value measurements, FAS 157 establishes a fair value hierarchy, which prioritizes the inputs used in measuring fair values.  The hierarchy gives the highest priority to Level 1 measurements and the lowest priority to Level 3 measurements.  These inputs are summarized into three broad levels as described below:

Level 1 –	quote prices in active markets for identical securities;
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotations obtained from pricing services); or
Level 3 –	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments.)

Securities in the DGO Portfolio are valued at amortized cost, which approximates fair value, pursuant to Rule 2a-7 under the Investment Company Act of 1940.

(2)	SECURITIES TRANSACTIONS

Purchases of portfolio securities for the DGO Portfolio aggregated $2,174,476,726 and $3,681,449,954 for the years ended June 30, 2009 and 2008, respectively. Proceeds from maturities of securities for the DGO Portfolio aggregated $2,144,638,738 and $3,672,377,000 for the years ended June 30, 2009 and 2008, respectively.

(3)	PARTICIPANT CONCENTRATION

As of June 30, 2009, two participants hold all outstanding units of the DGO Portfolio. The withdrawal of one or both of these participants could have a material impact on the amounts reported and on the continued activity of the fund. Management is not aware of any such plans.

Financial Highlights

Iowa Public Agency Investment Trust - Direct Government Obligation Portfolio

Selected Data for Each Unit of Portfolio
Outstanding Through Each Year Ended
June 30	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Net Investment Income	0.007	0.032	0.047	0.035	0.015

Dividends Distributed	(0.007)	(0.032)	(0.047)	(0.035)	(0.015)

Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return*	0.72%	3.24%	4.79%	3.58%	1.54%

Ratio of Expenses to Average Net Assets**	0.38%	0.38%	0.44%	0.51%	0.50%

Ratio of Net Investment Income to Average Net Assets	0.72%	3.12%	4.70%	3.58%	1.39%

Net Assets, End of Period (000 Omitted)	$53,216	$23,490	$15,137	$16,949	$14,796

* Total return is calculated by taking the ending value of an initial $1,000 investment including monthly reinvested dividends, minus the initial investment, divided by the initial $1,000 investment.

** A portion of Other Fees and Expenses was reduced beginning September 1, 2004 through June 30, 2005.

See accompanying Report of Independent Registered Public Accounting Firm. 36

INVESTMENT SECTION

(unaudited)

IPAIT

Fund Facts Summary

Diversified Fund Facts

as of June 30, 2009

Investment Strategy/Goals: To provide a safe, liquid, effective investment alternative for the operating funds, reserve funds, and bond proceeds for Iowa’s municipalities, counties, municipal utilities and other eligible public agencies by jointly investing participant funds in a professionally managed portfolio of short-term, high-quality, legally authorized, marketable securities.

Date of Inception: November 13, 1987

Total Net Assets: $481 million

Benchmarks: iMoneyNet U.S. Government & Agencies Money Fund

ReportTM, Iowa Code Chapter 74A 32-89 day Public Fund Rates, and

Iowa Code Chapter 74A 90-179 day Public Fund Rates.

Performance Objective: To provide the highest level of current income from investment in a portfolio of U.S. government and agency securities,

certificates of deposit in Iowa financial institutions, and other authorized securities collateralized by U.S. government and agency securities as is consistent with, in order of priority, preservation of principal and provision of necessary liquidity.

Investment Adviser: WB Capital Management Inc.

Management Fees:

Sliding scale from nine basis points (0.09%) to

five and one-half basis points (0.055%)

Total Expense Ratio:

Sliding scale from thirty-eight basis points (0.38%)

to thirty-two basis points (0.32%)

DGO Fund Facts

as of June 30, 2009

Investment Strategy/Goals: To provide a safe, liquid, effective investment alternative for the operating funds, reserve funds, and bond proceeds for

Iowa’s municipalities, counties, municipal utilities and other eligible public agencies that are limited to investments in only direct obligations of the

U.S. government by jointly investing participant funds into a professionally managed portfolio of short-term, high quality, legally authorized,

marketable securities.

Date of Inception: September 1, 1988

Total Net Assets: $53 million

Benchmarks: iMoneyNet U.S. Treasury & Repo Money Fund ReportTM,

Iowa Code Chapter 74A 32-89 day Public Fund Rates, and Iowa Code

Chapter 74A 90-179 day Public Fund Rates.

Performance Objective: To provide the highest level of income from investment in a portfolio of U.S. government securities as is consistent with, in order of priority, preservation of principal and provision of necessary liquidity.

Investment Adviser: WB Capital Management Inc.

Management Fees:

Sliding scale from nine basis points (0.09%) to

five and one-half basis points (0.055%)

Total Expense Ratio:

Sliding scale from thirty-eight basis points (0.38%) to

thirty-two basis points (0.32%)

Diversified Fund and Direct Government Obligation Fund

INTRODUCTION

The Diversified Fund and the DGO Fund are each short-term investment pools of high-quality money market instruments. Each pool has been registered since May of 1993 with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940. Each is operated in accordance with 17 C.F.R. Section 270.2a-7 (Rule 2a-7). Each pool complied voluntarily with all Rule 2a-7 money market fund operating guidelines from inception.

The Diversified Fund is made up of a professionally managed portfolio of U.S. government and federal agency securities, certificates of deposit issued by Iowa financial institutions, NOW accounts, and perfected repurchase agreements, the latter collateralized by U.S. government and federal agency securities. The Diversified Fund is typically used for the investment of all public funds subject to the Iowa public funds statutory provisions invested by a participant unless other participant-specific investment restrictions exist.

Ownership Analysis as of June 30, 2009

IPAIT Diversified Fund and DGO Fund

The DGO Fund is identical in every respect to the Diversified Fund except that it is invested exclusively in direct U.S. government obligations, NOW accounts and repurchase agreements collateralized by direct U.S. government obligations. The DGO Fund is typically used to invest those public funds of a participant that are subject to more stringent investment restrictions than those provided by Iowa public fund statutes, for example bond proceeds whose investment alternatives may be limited to the types of securities found in the DGO Fund.

The investment objective of both the Diversified Fund and the DGO Fund is to provide as high a level of current income as is consistent with preservation of invested principal and provision of adequate liquidity to meet participants’ daily cash flow needs. As a general policy, all purchased securities will be held until they mature. However, in an effort to increase yields, IPAIT may sell securities and realize capital gains when there are perceived disparities between maturities for various categories of authorized investments. During FY 09, there were no such security sales. Summaries of all security trades for each Fund are provided quarterly to the IPAIT Board of Trustees for review.

Historical Portfolio Cash Flow (expressed in millions)

IPAIT Diversified Fund

IPAIT DGO Fund

Both portfolios have been managed by WB Capital Management Inc., IPAIT’s Des Moines, Iowa-based investment adviser, since inception. Aggregate cash flows for each Fund are monitored daily and compared to respective Fund cash flow patterns of previous periods. Fund cash flow patterns throughout the fiscal period, as compared to previous years, have traditionally been repetitive. Over twenty years of operating history create a very helpful tool to gauge necessary pool liquidity needs.

The Diversified Fund actively monitors rates offered by Iowa financial institutions for public fund certificates of deposit. Institutions experiencing strong loan demand typically offer rates that are at or above those available for marketable securities, presenting a helpful portfolio investment alternative.

To ensure adequate liquidity for anticipated and unanticipated participant withdrawals, IPAIT continually monitors the weighted average maturity (WAM) of both the Diversified Fund and the DGO Fund. Each Fund’s WAM is similarly compared to the iMoneyNet Money Fund Report( average for registered money market funds. Presented next is the WAM for each Fund as compared to the iMoneyNet Money Fund Report( average for all similar registered money market funds for the fiscal period.

Diversified Fund and Direct Government Obligation Fund (cont.)

Weighted Average Maturity (WAM) Comparison July 2008 - June 2009

IPAIT Diversified Fund vs. iMoneyNet Money Fund Report ™

US Government & Agency

IPAIT DGO Fund vs. iMoneyNet Money Fund Report ™

US Treasury & Repo

Each Fund accrues interest income daily and pays accrued income monthly to participant accounts. Interest is paid on the first business day of the month following accrual. Daily income amounts and investment returns are calculated using the interest method. Under this method, a security is initially valued at cost on the date of purchase and, thereafter, any premium or discount is amortized using the interest method.

The IPAIT Adviser values each Fund’s portfolio weekly at current fair value, based upon actual market quotations. Each Fund’s current market valuation is compared to that Fund’s current amortized cost basis. In accordance with the established operating parameters of Rule 2a-7 and IPAIT’s internal controls and procedures, any deviation in net asset value based upon available market quotations from each Fund’s $1.00 amortized cost per unit is carefully monitored. Deviations may never exceed 0.5 percent. Illustrated next are the amortized cost versus market value per unit comparisons for the past three fiscal years for each Fund.

Amortized Cost vs. Market Value Per Share

July 1, 2006 - June 30, 2009

IPAIT Diversified Fund

IPAIT DGO Fund

The Diversified Fund’s investment performance is regularly compared to three established benchmarks, the iMoneyNet Money Fund Report( average rate for all registered Rule 2a-7 money market funds investing in U.S. government and federal agency securities and the Iowa Code Chapter 74A rate for 32-89, and 90-179 day certificates of deposit issued by Iowa financial institutions for public funds in the state.

The DGO Fund is similarly compared to the iMoneyNet Money Fund Report( average rate for all Rule 2a-7 money market funds that invest in only direct obligations of the U.S. government as well as the Iowa Code Chapter 74A rates for 32-89 and 90-179 day certificates of deposit.

The Iowa Code Chapter 74A rates are distributed monthly by the state Treasurer’s office for various investment periods and are intended to be the minimum rates at which Iowa financial institutions can accept public funds for timed deposits. While a public body must commit funds for minimum periods of time to access Chapter 74A rates, IPAIT’s Diversified Fund and the DGO Fund may offer rates at or above the Chapter 74A benchmarks with complete daily liquidity.

Diversified Fund and Direct Government Obligation Fund (cont.)

IPAIT Diversified Fund vs. Iowa Chapter 74A (90-179 & 32-89

Day) & iMoneyNet Money Fund Report ™

US Government & Agency July 2006 - June 2009

IPAIT DGO Fund vs. Iowa Chapter 74A (90-179 & 32-89 Day)

& iMoneyNet Money Fund Report  ™ US Treasury & Repo

July 2008 - June 2009

RISK PROFILE

Both the Diversified Fund and the DGO Fund are low in risk profile. Both Funds limit portfolio investments to:

1. No single portfolio investment may exceed the 397 days to maturity as outlined in Rule 2a-7.

2. The weighted average maturity of the portfolio may never exceed 90 days.

In addition to the above investment maturity restrictions common to both Funds, the Diversified Fund limits itself to U.S. government and federal agency securities, perfected repurchase agreements collateralized by U.S. government and federal agency securities, and Iowa financial institution certificates of deposit and NOW accounts. The DGO Fund further limits itself to only direct obligations of the U.S. government, perfected repurchase agreements collateralized by direct obligations of the U.S. government, and Iowa financial institution NOW accounts. This combination of those average maturities and extremely high-quality credit instruments provides eligible Iowa public fund investors with a safe, effective investment alternative.

Maturity Analysis as of June 30, 2009

IPAIT Diversified Fund and DGO Fund

As noted previously, both the Diversified Fund and the DGO Fund carefully limit themselves to high credit-quality securities. In addition, IPAIT monitors a broad array of economic indicators as well as activities of the Federal Reserve Board to be able to position each Fund’s WAM to take advantage of projected interest rate environments.

Distribution by Security Type as of June 30, 2009

IPAIT Diversified Fund

IPAIT DGO Fund

Diversified Fund and Direct Government Obligation Fund (cont.)

It is important to note that portfolio liquidity needs for the IPAIT must control evaluation of alternative portfolio management opportunities at all times. For example, if historical cash flow analysis indicates that participants will need to withdraw funds, material extension of either Fund’s portfolio is not a viable alternative.

Participation membership by affiliation concentration for both the Diversified and DGO Portfolios are illustrated in the following graphs.

Participant Membership

IPAIT Diversified Fund and DGO Fund

PERFORMANCE SUMMARY

For the one-year period ended June 30, 2009 the Diversified Fund and DGO Fund reported a ratio of net investment income to average net assets of 1.01 percent and 0.72 percent, respectively, net of all operating expenses. These figures exceeded the iMoneyNet Money Fund Report( averages for each Fund, which returned 0.70 percent and 0.31 percent respectively for the fiscal period.

Although both the Diversified Fund and the DGO Fund are liquidity pools, their performance over time has consistently exceeded the iMoneyNet Money Fund Report( as illustrated below.

Annual Total Returns

IPAIT Diversified Fund vs. iMoneyNet Fund Report™

US Government & Agency

IPAIT DGO Fund vs. iMoneyNet Fund Report™

US Treasury & Repo

Also illustrated below are the historical returns for both the Diversified Fund and the DGO Fund for the most recent one, three, and five year periods.

Annualized Total Returns

IPAIT Diversified Fund vs. iMoneyNet Money Fund Report™

US Government & Agency

IPAIT DGO Fund vs. iMoneyNet Money Fund Report™

US Treasury & Repo

Diversified Fund and Direct Government Obligation Fund (cont.)

FUND EXPENSES

It is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, including management fees, distribution and service fees, and other fund expenses. Expenses, which are deducted from a fund’s investment income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009. The table illustrates your fund’s costs in two ways:

1. Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

2. Based on hypothetical 5 percent return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5 percent before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5 percent return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Your fund does not carry a “sales load” or transaction fee. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund Information Statement.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
Example	1/1/2009	6/30/2009	1/1/09 to 6/30/09	Ratio
Based on Actual Fund Return
IPAIT Diversified Fund	$1,000.00	$1,002.90	$1.72	0.35%
IPAIT DGO Fund	$1,000.00	$1,001.96	$1.89	0.38%
Based on Hypothetical 5 Percent Return
IPAIT Diversified Fund	$1,000.00	$1,023.14	$1.74	0.35%
IPAIT DGO Fund	$1,000.00	$1,022.97	$1.91	0.38%

Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Diversified Fund and Direct Government Obligation Fund (cont.)

FEES AND EXPENSES

All fees are calculated by basis points per net assets.

Entity	Fee Type	Fee
WB Capital Management Inc.	Adviser	0.090% up to $150MM;
		0.070% on $150 - $250MM;
		0.055% on assets exceeding $250MM
WB Capital Management Inc.	Administrator	0.100% up to $150MM;
		0.090% on $150 - $250MM;
		0.075% on assets exceeding $250MM
WB Capital Management Inc.	Program Support	0.060%
Sponsoring Associations [1]	Sponsoring Associations	0.075%
Wells Fargo	Custody	0.030%
Administration Fund	Other fees & expenses	0.025%

[1] Includes Iowa League of Cities, Iowa State Association of Counties, Iowa Association of Municipal Utilities

This fiscal year's actual expense for the IPAIT Diversified Fund and DGO Fund were 0.35 percent and 0.38 percent of average net assets, respectively based on a sliding fee scale.

Actual:
For the fiscal year ended June 30, 2009, the following actual expenses were incurred by the Funds:

	Diversified	DGO
Adviser	$ 302,559	$ 23,854
Administrator	373,036	26,504
Program Support	256,428	15,903
Distribution	320,535	19,878
Custody	128,214	7,951
Other fees and expenses	106,845	6,626
Total	$1,487,617	$ 100,716

Diversified Fund and Direct Government Obligation Fund (cont.)

STATEMENT OF ADDITIONAL INFORMATION

 The SAI has additional information about the Funds and is available without charge, upon request, by calling 800-872-4024.

SCHEDULE OF PORTFOLIO HOLDINGS

A complete schedule of portfolio holdings is filed with the SEC for the first and third quarters on Form N-Q. The portfolio holding for the second and fourth quarter are available in the semi-annual and annual reports. It is available at www.sec.gov, or by phone at 800-SEC-0330, or by mail at Public Reference Section / SEC / Washington / DC / 20549 (duplicating fee required) or upon request from IPAIT at 800-872-4024 or at IPAIT.org.

PROXY VOTING

The SEC requires an annual report of the proxy voting record of the Trust. Because the investments allowable under Iowa law restrict the investment for IPAIT to securities to which proxy voting does not apply, IPAIT does not have a proxy voting policy and will report no proxy votes on the Form N-PX. The law requires the filing of the Form N-PX, and this disclosure, even though the Form N-PX will contain no votes. Form N-PX is available at www.sec.gov, or by phone at 800-SEC-0330, or by mail at Public Reference Section SEC / Washington / DC / 20549 (duplicating fee required) or upon request from IPAIT at 800-872-4024.

PARTICIPANT MEETING RESULTS

On August 20, 2008, a participant meeting was held at the Glen Oaks Country Club in West Des Moines, Iowa.

Both proposals were approved by the participants of both funds.

Proposal 1 - The Election of Board of Trustees

Proposal 2 - Ratification of the Selection of KPMG LLP as IPAIT’s auditors

IPAIT Diversified	Total Units 383,932,969
Proposal 1 Response	Proposal 2 Response
62% Total Units	62% Total Units
For votes	238,161,070	239,164,807

Against votes                                                              -                                                                   -

Abstain votes                                                              -                                                                   -

Not signed by Authorized User	1,003,737	514,780

IPAIT DGO	Total Units 27,335,032

Proposal 1 Response	Proposal 2 Response
100% Units	100% Units
For votes	27,335,032	27,335,032

Against votes                                                            ---                                                                ---

Abstain votes                                                            ---                                                                ---

Not signed by Authorized User	---	---

Investment Commentary

The market stabilization which began in the first quarter of 2009 moved into full swing during the second quarter as equities posted positive returns and virtually every bond sector except Treasurys did the same. We expect the economy will improve incrementally going forward and the improvement will become more visible with the release of second quarter GDP which will show marked progress from the results of the first quarter. As we transition into the second half of 2009, further progress will be made and positive economic growth will be achieved.

The market recovery is advancing despite mixed results from a number of fundamental factors. Bright spots include pending home sales rising 4.6 percent year-over-year; the ISM manufacturing index rising to its highest level since September 2008; factory orders increasing for three of the past four months; and a slowing of the deterioration in home prices. Additionally, job losses declined to the slowest pace since September 2008 which may bode well for limiting the rise in the unemployment rate which last registered at 9.5%. However, many challenges still remain. Prime and subprime delinquencies climbed to 6.06 percent and 24.95 percent, respectively. The inventory of foreclosed homes remains elevated and the capacity utilization rate fell to 68.3 percent following two straight quarters of GDP contraction. The significant output gap will not be filled until 2012 at the earliest, resulting in stubbornly high unemployment and slack inflation.

The massive amount of stimulus being fed into the economic system has led many investors to grow concerned about acceleration in the rate of inflation. Substantial inflation does not seem likely in the short run as capacity utilization is currently at the lowest levels ever recorded. Given the high level of slack in the economy at present, we have ample room to grow without igniting inflationary pressures.

While economic improvement is anticipated as we move into the future, it is not expected to be particularly robust. There is still much friction to overcome before the economic wheels can turn freely. Unemployment, in particular, will continue to be an issue not quickly resolved. As a lagging indicator however, we will likely see improvement in the economy prior to seeing improvement in the employment data. Although investors may have been a little over-enthusiastic in the second quarter, we are starting to see justification for an improved economic environment.

Laurie Mardis, CFA

WB Capital Management Inc.

IPAIT Investment Policy

SECTION 1 - SCOPE OF INVESTMENT POLICY

The Investment Policy of the Iowa Public Agency Investment Trust (IPAIT) shall apply to all funds invested on behalf of participants accounted for in the IPAIT financial statements. Each investment made pursuant to this Investment Policy must be authorized by applicable law and this written Investment Policy.

This Investment Policy is intended to comply with Iowa Code chapters 28E, 12B, 12C and sections 331.555 and 384.21.

Upon passage and upon future amendment, if any, copies of this Investment Policy shall be delivered to all of the following:

1.	The IPAIT Board of Trustees.

2.	All IPAIT depository institutions or fiduciaries.

3.	The auditor engaged to audit any fund of IPAIT.

SECTION 2 – FUNDAMENTAL INVESTMENT RESTRICTIONS

A. Unless otherwise specified below, none of the portfolios will:

1.	Invest more than 5 percent of the value of their total assets in the securities of any one federally insured Iowa depository institution (other than securities of the U.S.
government or its agencies or instrumentalities).

2.	Invest 25 percent or more of the value of their total assets in the securities of issuers conducting their principal business activities in any one industry, including financial institutions. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

3.	Issue any senior securities (as defined in the Investment Company Act of 1940, as amended).

4.	Mortgage, pledge or hypothecate their assets.

5.	Make short sales of securities or maintain a short position.

6.	Purchase any securities on margin.

7.	Write, purchase or sell puts, calls or combinations thereof.

8.	Purchase or sell real estate or real estate mortgage loans.

9.

Invest in restricted securities or invest more than 10 percent of the Portfolio’s net assets in repurchase agreements with a maturity of more than seven days, and other liquid assets, such as securities with no readily available market quotation.

10.	Underwrite the securities of other issuers.

11.	Invest in any securities in contravention of the provisions of Rule 2a-7 of the Investment Company Act of 1940 as it presently exists or as it may hereafter be amended.

B. Prohibited Investments

Assets of IPAIT shall not be invested in the following:

1.	Reverse repurchase agreements.

2.	Futures and options contracts.

3.	Any security with a remaining maturity exceeding 397 days as provided in Rule 2a-7.

IPAIT Investment Policy

C. Prohibited Investment Practices

The following investment practices are prohibited:

1.	Trading of securities for speculation or the realization of short-term trading gains.

2.	Investing pursuant to a contract providing for the compensation of an agent or fiduciary based upon the performance of the invested assets.

3.	If a fiduciary or other third party with custody of public investment transaction records of IPAIT fails to produce requested records when requested by IPAIT or its agents within a reasonable time, IPAIT shall make no new investment with or through the fiduciary or third party and shall not renew maturity investments with or through the fiduciary or third party.

D. Management Policies and Procedures

Following are the fundamental management policies and procedures for IPAIT. All investments shall be maintained in separate IPAIT custodial accounts, segregated by Portfolio on behalf of IPAIT Participants.

1.	Each purchase or sale of a security must be handled on a delivery versus payment
(DVP) basis. Funds for the purchase of an investment shall not be released to the seller until the security is delivered to the IPAIT Custodian. Conversely, a sold security shall not be released to the buyer until funds for the purchase price of the security have been received by the IPAIT Custodian.

2.	“Free delivery” transactions are prohibited. The Custodian shall never release assets from the IPAIT custodial accounts until the funds for the investment are delivered.

3.

Any material deviation (greater than 0.5 percent) from the amortized cost of investments shall be promptly reported by the Adviser to the Board of Trustees. If such deviation exceeds 0.5 percent, the Adviser will consider what action, if any, should be initiated to reasonably eliminate or reduce material dilution or other unfair results to Participants. Such action may include redemption of Trust Units in kind, selling portfolio securities prior to maturity, withholding distributions or utilizing a net asset value per Trust Unit based upon available market quotations.

4.	The frequent trading of securities, including day trading for the purpose of realizing short-term gains, the purchase and sale of futures and options to buy or sell authorized investments, reverse repurchase agreements, and other similar speculative transactions are expressly prohibited

D. Management Policies and Procedures (cont.)

5.	IPAIT may not make any investment other than Permitted Investments authorized by the provisions of the law applicable to the investment of funds by the Participants, as such laws may be amended from time to time.

6.	IPAIT may not purchase any Permitted Investment if the effect of such purchase by
IPAIT would be to make the average dollar weighted maturity of a portfolio greater than ninety (90) days.

7.	IPAIT may not borrow money or incur indebtedness whether or not the proceeds thereof are intended to be used to purchase Permitted Investments.

8.	IPAIT may not make loans, provided that IPAIT may make Permitted Investments.

9.	IPAIT may not purchase securities or shares of investment companies or any entities similar to PAIT.

The restrictions set forth above are fundamental to the operation and activities of IPAIT and may not be changed without the affirmative approval, in writing, of a majority of the Participants entitled to vote, except that such restrictions may be changed by the Trustees so as to make them more restrictive when necessary to confirm the investment program and activities of IPAIT to the laws of the State of Iowa and the United States of America as they may from time to time be amended.

The above investment restrictions shall not be changed without the vote of a majority of the Participants in a Portfolio. “Majority” means the lesser of (a) 67 percent of the Trust’s or a Portfolio’s outstanding Trust Units voting at a meeting of the Participants at which more than 50 percent of the outstanding Trust Units are represented in person or by proxy or (b) a majority of the Trust’s or a Portfolio’s outstanding Trust Units.

IPAIT Investment Policy

Provided, however, the Trust may invest Portfolio assets pursuant to the maximum extent possible by Iowa law governing investments by public agencies and Rule 2a-7 and any change in the restrictions of the Iowa law governing investments by public agencies and Rule 2a-7 shall be deemed to be adopted by the Trust, and such change shall not require the approval of the Participants.

Any investment restrictions or limitations referred to above which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results there from.

Section 3 – DELEGATION OF AUTHORITY

The responsibility for conducting IPAIT investment transactions resides with the IPAIT Board of

Trustees. Certain responsibilities have been delegated to the Administrator, the Adviser, and the

Custodian (the “Service Providers”) pursuant to the Administrator Agreement, the Adviser Agreement, the Custodian Agreement, with amendments as may be adopted from time to time, and the current Information Statement (the “Documents”).

Each Service Provider shall individually notify the IPAIT Board of Trustees in writing within thirty days of receipt of all communications from the auditor of any Service Provider or any regulatory authority of the existence of a material weakness in internal control structure of the Service Provider or regulatory orders or sanctions regarding the type of services being provided to IPAIT by the Service Provider.

The records of investment transactions made by or on behalf of IPAIT are public records and are the property of IPAIT whether in the custody of IPAIT or in the custody of a fiduciary or other third party.

Section 4 – OBJECTIVES OF INVESTMENT POLICY

The primary objectives, in order of priority, of all investment activities involving the financial assets of IPAIT shall be the following:

1.	Safety: Safety and preservation of principal in the overall portfolio is the foremost investment objective.

2.	Liquidity: Maintaining the necessary liquidity to match expected liabilities is the second investment objective.

3.	Return: Obtaining a reasonable return is the third investment objective.

Section 5 – PRUDENCE

The Board of Trustees, when providing for the investment of deposit of public funds in the IPAIT program, shall exercise the care, skill, prudence, and diligence under the circumstances then prevailing that a person acting in a like capacity and familiar with such matters would use to attain the Section 4 investment objectives.

Section 6 – INSTRUMENTS ELIGIBLE FOR INVESTMENT

Assets of IPAIT may be invested in the following, all as more fully described in the IPAIT Information Statement:

--	Obligations of the United States government, its agencies and instrumentalities.

--	Certificates of deposit and other evidences of deposit at federally insured Iowa depository institutions approved and secured pursuant to chapter 12C.

--	Repurchase agreements, provided that the underlying collateral consists of obligations of the United States government, its agencies and instrumentalities and that the
Custodian takes delivery of the collateral either directly or through an authorized custodian.

All instruments eligible for investment are further qualified by all other provisions of this Investment Policy, including Section 8, Diversification and Investment Maturity Limitations.

IPAIT Investment Policy

Section 7 – DIVERSIFICATION AND INVESTMENT MATURITY LIMITATIONS

It is the policy of IPAIT to diversify portfolio investments in the Diversified Portfolio and the Direct

Government Obligation (DGO) Portfolio. As described in the Information Statement, portfolio investments in the Diversified Portfolio and the Direct Government Obligation Portfolio are limited to the following:

1.	No individual investment with maturity in excess of 397 days as provided in
Rule 2a-7.

2.	The maximum average maturity of all portfolio investments may not exceed 90 days.
Pursuant to IPAIT policies as disclosed in the Documents, Participants may also individually invest in Fixed Term Program investments.

Section 8 – SAFEKEEPING AND CUSTODY

All invested assets of Participants in the Portfolios or in the Fixed Term Program shall be held in accordance with the Custodian Agreement.

All invested assets eligible for physical delivery shall be secured by having them held at a third party custodian. All purchased investments shall be held pursuant to a written third party custodial agreement requiring delivery versus payment. No assets may be delivered out of the IPAIT account without full payment (no “free deliveries” shall be permitted).

Section 9 – REPORTING

The Service Providers shall submit all reports required in the Documents.

Section 10 – INVESTMENT POLICY REVIEW AND AMENDMENT

This Investment Policy shall be reviewed annually or more frequently as appropriate. Notice of amendments to the Investment Policy shall be promptly given to all parties noted in Section 1.

Section 11 – EFFECTIVE DATE

This Investment Policy shall be effective as of May 1, 1993.

Passed and approved this 20th day of April, 1993.

Amended effective November 1, 2003.

Investing and Non-Investing Participants
Diversified Fund and Direct Government Obligation Funds

$0-$50,000 Assets Invested	City of Lewis	Corning Municipal Utilities
Algona Municipal Utilities	City of Lovilia	County of Cedar
Buena Vista County Solid Waste Com.	City of Maynard	County of Dickinson
Cascade Municipal Utilities	City of Monroe	Grundy Center Municipal Utilities
City of Albert City	City of Montezuma Fire Department	Hiawatha Water Department
City of Ames	City of Morning Sun	Ida County
City of Badger	City of Nora Springs	Iowa Stored Energy Plant Agency
City of Bellevue	City of Orange City	South Iowa Area Crime Commission
City of Callender	City of Osceola	South Iowa Detention Service Agency
City of Earlham	City of Parnell	Urbandale Sanitary Sewer District
City of Earlville	City of Readlyn	$500,000-$1,000,000 Assets Invested
City of Epworth	City of Red Oak	City of Coralville
City of Fairfield	City of Ringsted	City of Corning
City of Grand Mound	City of Riverdale	City of Eagle Grove
City of Grundy Center	City of Shueyville	City of Gilbertville
City of Jefferson	City of Urbana	City of Griswold
City of Letts	City of Van Meter	City of La Porte City
City of Mallard	City Utility of Corydon	City of Mitchellville
City of Martensdale	City Utility of Eagle Grove	City of Muscatine
City of Massena	City Utility of Fredericksburg	City of Prairie City
City of Melcher-Dallas	City Utility of Laurens	City of Shelby
City of Middletown	City Utility of Melcher-Dallas	City of Walnut
City of Moulton	City Utility of Middletown	City Utility of Montezuma
City of New Virginia	City Utility of Urbandale	City Utility of Shelby
City of Panora	County of Boone	City Utility of Traer
City of Spragueville	County of Buena Vista	County of Cass
City of Springbrook	County of Carroll	County of Emmet
City of Wellman	County of Crawford	County of Greene
City of Wesley	County of Des Moines	County of Linn
City of Westfield	County of Franklin	County of Mills
City Utility of Dike	County of Grundy	County of Osceola
City Utility of Harlan	County of Kossuth	County of Tama
City Utility of Martensdale	County of Plymouth	County of Union
City Utility of New Hampton	County of Story	County of Winneshiek
City Utility of Orient	Evansdale Water Works	Dallas County
City Utility of Pella	Geode Resource Conserv. & Develp., Inc.	Denison Municipal Utilities
City Utility of Prairie City	IPAIT Administration Fund	Iowa Agency for Municipal Wind
County of Adair	IPPA Administrative	Montezuma Municipal Light and Power
County of Chickasaw	La Porte City Utility	Second Judicial Dist Dept. of Correct
County of Fremont	Lakewood Benefited Rec. Lake District	SIMECA
County of Hardin	Madison County Memorial Hospital	$1,000,000-$5,000,000 Assets Invested
County of Howard	Manning Municipal Gas Department	Broadlawns Medical Center
County of Pocahontas	North Iowa Area Council of Govts.	City of Altoona
County of Sac	Poweshiek Water Association	City of Ankeny
Dallas County Hospital	Villisca Municipal Power Plant	City of Clinton
Des Moines Area MPO	Warren County	City of Council Bluffs
Durant Municipal Electric Plant	West Des Moines Water Works	City of Davenport
Fontanelle Municipal Utility	$250,000-$500,000 Assets Invested	City of Denison
Gilbertville Community Day, Inc.	Brooklyn Municipal Utilities	City of Forest City
Gowrie Municipal Utilities	City of Adel	City of Fort Dodge
Johnson Township Barnum Community Fire D	City of Algona	City of Hiawatha
Lamoni Municipal Utilities	City of Corydon	City of Keokuk
North Central Reg. Emerg. Resp. Com.	City of Early	City of Knoxville
Ringgold County Hospital	City of Elk Horn	City of Marion
Southeast Iowa Regional Planning Com.	City of Lake Mills	City of Montezuma
Stuart Municipal Utilities	City of Marengo	City of Mount Pleasant
Waverly Health Center	City of Marshalltown	City of Oskaloosa
Webster County Telecommunications Board	City of Mason City	City of Ottumwa
$50,000-$250,000 Assets Invested	City of Orleans	City of Shenandoah
City of Ackley	City of Pella	City of Sioux City
City of Agency	City of Polk City	City of Traer
City of Bondurant	City Utility of Lake Mills	City of Waterloo
City of Boone	City Utility of Readlyn	City of Waverly
City of Dayton	Clay County	City of Windsor Heights
City of Dike		City Utility of Maquoketa
City of Fairbank		County of Appanoose
City of Grimes		County of Audubon
City of Indianola
City of Keystone

Investing and Non-Investing Participants
Diversified Fund and Direct Government Obligation Funds

County of Calhoun	City of Cumming	City Utility of Fairbank
County of Decatur	City of Denver	City Utility of Graettinger
County of Hamilton	City of Des Moines	City Utility of Hawarden
County of Henry	City of DeWitt	City Utility of LeClaire
County of Jackson	City of Dubuque	City Utility of Lohrville
County of Louisa	City of Dunkerton	City Utility of Murray
County of Lyon	City of Eldon	City Utility of Preston
County of Madison	City of Eldridge	City Utility of Sac City
County of Monona	City of Elk Run Heights	City Utility of Sanborn
County of O'Brien	City of Ellsworth	City Utility of Slater
County of Ringgold	City of Evansdale	City Utility of St. Charles
County of Sioux	City of Fort Madison	City Utility of Story City
County of Wapello	City of Garner	City Utility of Vinton
County of Washington	City of Grand River	City Utility of Wahpeton
County of Wayne	City of Greenfield	Clayton County
County of Webster	City of Grinnell	Clear Lake Sanitary District
County of Wright	City of Harlan	Council Bluffs Airport Authority
Fifth Judicial District	City of Hawarden	County of Butler
IAMU Insurance Trust	City of Hazleton	County of Cerro Gordo
Knoxville Utility	City of Hudson	County of Clarke
Lenox Municipal Utilities	City of Humboldt	County of Clinton
Lucas County	City of Huxley	County of Davis
Muscatine Power and Water	City of Independence	County of Dubuque
NIMECA	City of Lamont	County of Floyd
North Central Iowa Regional SWA	City of Lehigh	County of Greene-Medical Center
Northwest Iowa Area Solid Waste Agency	City of Lenox	County of Hancock
Orange City Area Health System	City of Leon	County of Harrison
Resale Power Group of Iowa	City of Lisbon	County of Iowa
Southwest Iowa Planning Council	City of Lohrville	County of Jasper
Spencer Municipal Utility	City of Manchester	County of Johnson
Waterloo Water Works	City of Manning	County of Jones
Waverly Light and Power	City of Maquoketa	County of Marion
Xenia Rural Water District	City of Marble Rock	County of Marshall
Over $5,000,000 Assets Invested	City of Mount Vernon	County of Mitchell
Cedar Falls Utilities	City of Murray	County of Monroe
City of Cedar Rapids	City of Nevada	County of Muscatine
City of Clive	City of New Hampton	County of Page
City of Iowa City	City of New London	County of Polk
City of Johnston	City of Newton	County of Scott
City of Washington	City of Oelwein	County of Winnebago
City of West Des Moines	City of Osage	County of Worth
County of Black Hawk	City of Ossian	Crawford County Memorial Hospital
County of Buchanan	City of Peosta	Des Moines Metropolitan Transit Authority
County of Poweshiek	City of Perry	Des Moines Utility
IMWCA Group C	City of Pleasant Hill	Eighth Judicial Dist. Dept. of Correct.
	City of Pleasantville	Fort Madison Utility
Non-Investing Participants	City of Pocahontas	Greenfield Municipal Utilities
Audubon County Memorial Hospital	City of Prescott	Heart of Iowa Reg. Transit Agency
Cass County Environment Control Agency	City of Preston	Iowa Cities E-Payment Aggregation System
Cedar Rapids/Linn County SWA	City of Rockwell City	Iowa Lakes Regional Water
Central IA Juvenile Detention Commission	City of Sac City	Iowa Northland Reg. Council of Gov.
City of Alton	City of Sageville	Iowa Public Employer Health Care Cover
City of Anamosa	City of Sheldon	IPPA CMMPA
City of Anthon	City of Slater	IPPA IMTG
City of Atlantic	City of Spencer	IPPA MMTG
City of Audubon	City of Spirit Lake	IPPA MMUA
City of Bettendorf	City of St. Charles	Jefferson County Hospital
City of Bloomfield	City of Storm Lake	Lee County
City of Brandon	City of Sumner	Manilla Municipal Gas Dept.
City of Burlington	City of Tipton	Manning Municipal Utilities
City of Bussey	City of Underwood	Mid Iowa Regional Housing Authority
City of Camanche	City of Urbandale	Midas Council of Governments
City of Carlisle	City of Villisca	Mid-Iowa Development Association COG
City of Carson	City of Vinton	Mitchell County Regional Health Center
City of Carter Lake	City of Webster City	Monroe County Hospital
City of Cascade	City of Wilton	Mt. Pleasant Municipal Utilities
City of Cedar Falls	City of Woodbine	Newton Waterworks
City of Center Point	City Utility of Alton	Ogden Municipal Utility
City of Centerville	City Utility of Ames	Page County Landfill Association
City of Charles City	City Utility of Anamosa	Palo Alto County Hospital
City of Cherokee	City Utility of Anthon	Plymouth County Solid Waste Agency
City of Clarinda	City Utility of Aplington	Pottawattamie County
City of Colfax	City Utility of Bloomfield	Seventh Judicial District
City of Colo	City Utility of Colfax	Third Judicial District
City of Creston	City Utility of Coon Rapids	Van Buren County Hospital
	City Utility of Creston	Washington County Hospital
	City Utility of Denver	Webster County Solid Waste Commission
	City Utility of Epworth	Winterset Municipal Utilities

STATISTICAL SECTION

IPAIT

Statistical Information

MAJOR PARTICIPANTS

	Top Ten Participants		Top Twenty Participants		Top Fifty Participants
Diversified	Percent	Total Assets	Percent	Total Assets	Percent	Total Assets

2009	61%	293,717,646	71%	340,178,059	87%	417,691,066
2008	48%	169,271,079	60%	211,718,912	80%	283,235,598
2007	37%	88,409,383	50%	120,897,069	75%	179,823,065
2006	32%	65,432,579	47%	95,702,772	75%	152,227,092
2005	48%	112,257,335	63%	144,716,918	83%	191,099,445
2004	59%	151,601,053	72%	182,708,595	88%	225,109,501
2003	56%	137,395,976	68%	166,268,864	85%	209,040,889
2002	47%	120,630,674	61%	157,746,696	81%	207,622,556
2001	43%	115,107,270	58%	152,529,065	79%	208,785,428
2000	40%	87,517,107	56%	122,092,377	79%	170,953,598

	Top Ten Participants
DGO	Percent	Total Assets

2009	100%	53,216,365
2008	100%	23,490,318
2007	100%	15,137,370
2006	100%	16,949,155
2005	100%	14,795,683
2004	100%	37,532,248
2003	100%	81,053,164
2002	100%	66,461,330
2001	100%	59,975,661
2000	100%	45,366,390

INVESTMENT ADVISER
WB Capital Management Inc. has served as the sole Investment Adviser to all investment alternatives within
IPAIT since the program’s inception in 1987. As of June 30, 2009 WB Capital Management Inc. had a total of $4.7 billion in assets under management, representing a diverse group of institutional and individual clients.

CONSULTANTS
IPAIT does not employ the use of any professional consultants beyond those service providers detailed in the Notes to Financial Statement Section.

BROKERS
IPAIT does not employ the use of brokers in the operation of its various investment alternatives.

Changes in Fund Units

Changes in Participant Assets Under Management

Diversified Fund and

Direct Government Oligation Fund

		Annual		Annual
Date	IPAIT Div Fund *	Change	IPAIT DGO Fund **	Change

06/09	481,402,637.37	35.46%	53,216,364.68	126.55%
03/09	542,002,660.50	63.25%	25,048,575.28	20.65%
12/08	385,961,735.77	34.00%	26,664,857.30	46.92%
09/08	392,271,965.62	44.78%	30,350,673.50	41.26%
06/08	355,390,564.83	47.87%	23,490,317.98	55.18%
03/08	331,998,873.55	13.10%	20,762,195.72	-16.03%
12/07	288,037,961.56	17.49%	18,149,614.44	-17.03%
09/07	270,935,522.24	5.68%	21,485,792.27	-5.60%
06/07	240,334,243.40	18.11%	15,137,369.97	-10.69%
03/07	293,556,936.96	23.79%	24,726,426.19	25.66%
12/06	245,158,276.95	1.04%	21,873,657.60	64.88%
09/06	256,375,848.59	2.48%	22,759,469.54	48.47%
06/06	203,481,541.18	-11.40%	16,949,154.61	14.55%
03/06	237,141,014.84	-1.43%	19,677,058.72	3.74%
12/05	242,636,140.23	9.50%	13,266,181.01	-40.13%
09/05	250,171,967.96	13.12%	15,329,258.59	-51.02%
06/05	229,667,965.70	-9.87%	14,795,683.46	-60.58%
03/05	240,589,825.95	-12.58%	18,967,803.75	-58.52%
12/04	221,582,170.10	-10.52%	22,157,021.40	-54.54%
09/04	221,163,015.71	-18.75%	31,294,779.47	-49.15%
06/04	254,818,109.55	-1.84%	37,532,247.62	-28.22%
03/04	275,215,747.39	10.58%	45,727,069.58	-40.88%
12/03	247,626,020.87	-16.67%	48,744,870.84	-25.40%
09/03	272,187,641.22	7.83%	61,548,709.86	17.70%
06/03	259,601,282.28	2.23%	52,291,241.44	-21.32%
03/03	248,884,686.21	-10.42%	77,348,955.10	2.26%
12/02	297,172,600.71	-6.16%	65,341,839.78	-20.73%
09/02	252,426,229.82	-4.62%	52,291,241.44	-44.28%
06/02	253,948,246.81	-4.20%	66,461,330.32	10.81%
03/02	277,835,614.01	-8.83%	75,641,830.59	19.10%
12/01	316,690,866.03	32.71%	82,432,864.86	22.23%
09/01	264,646,237.04	2.53%	93,847,685.08	30.47%
06/01	265,090,819.45	22.47%	59,975,661.32	32.20%
03/01	304,760,387.05	22.97%	63,510,582.38	16.53%
12/00	238,634,980.04	11.98%	67,438,028.90	9.11%
09/00	258,112,750.75	22.59%	71,931,497.30	-1.98%
06/00	216,459,830.44	14.80%	45,366,389.81	-48.21%
03/00	247,826,391.63	4.02%	54,500,307.68	-21.87%
12/99	213,110,138.32	10.58%	61,810,063.88	-15.01%
09/99	210,543,468.83	10.06%	73,381,983.89	-5.63%

*IPAIT Div Fund inception date 11/13/87
**IPAIT DGO Fund inception date 9/1/88

Monthly Comparative Yields

Diversified Fund

	Diversified
	Fund	iMoneyNet U.S. Govt.	Chapter 74A	Chapter 74A
Date	Rate (1)	& Agency Index (2)	32-89 Day (3)	90-179 Day (3)

06/09	0.25	0.07	0.40	0.30
05/09	0.33	0.08	0.55	0.50
04/09	0.41	0.09	0.60	0.50
03/09	0.59	0.11	0.60	0.55
02/09	0.91	0.19	0.60	0.60
01/09	1.03	0.33	0.65	0.65
12/08	0.41	0.58	1.30	1.00
11/08	0.62	0.95	1.35	1.35
10/08	0.81	1.23	1.80	1.80
09/08	1.29	1.60	1.50	1.65
08/08	1.40	1.56	1.50	1.65
07/08	1.38	1.55	1.65	1.65

(1) Actual earnings less expenses
(2) iMoneyNet U.S. Government & Agencies Monthly Money Fund Report TM
(3) Iowa Code Chapter 74A minimum public funds deposit rates

DGO Fund

	DGO Fund	iMoneyNet US Treasury	Chapter 74A	Chapter 74A
Date	Rate (1)	& Repo Index (2)	32-89 Day (3)	90-179 Day (3)

06/09	0.24	0.01	0.40	0.30
05/09	0.25	0.01	0.55	0.50
04/09	0.37	0.02	0.60	0.50
03/09	0.44	0.02	0.60	0.55
02/09	0.51	0.03	0.60	0.60
01/09	0.55	0.03	0.65	0.65
12/08	0.48	0.05	1.30	1.00
11/08	0.44	0.08	1.35	1.35
10/08	0.44	0.16	1.80	1.80
09/08	1.21	0.85	1.50	1.65
08/08	1.80	1.24	1.50	1.65
07/08	1.84	1.20	1.65	1.65

(1) Actual earnings less expenses
(2) iMoneyNet U.S. Treasury & Repo Monthly Money Fund Report TM
(3) Iowa Code Chapter 74A minimum public funds deposit rates

Annual Comparative Yields

Average Annual Yield for the Fiscal Years Ended June 30,

	Diversified	iMoneyNet U.S. Govt.		iMoneyNet U.S. Treasury
	Fund (1)	& Agency Index (2)	DGO Fund (1)	& Repo Index (3)

2009	1.01	0.70	0.72	0.31
2008	3.46	3.24	3.12	2.73
2007	4.84	4.54	4.70	4.45
2006	3.70	3.43	3.58	3.33
2005	1.71	1.41	1.39	1.35
2004	0.59	0.37	0.53	0.31
2003	0.94	0.80	0.92	0.74
2002	2.11	1.87	1.83	1.76
2001	5.33	5.26	5.15	5.06
2000	5.13	4.94	4.98	4.78

(1) Actual earnings less expenses
(2) iMoneyNet U.S. Government & Agencies Money Fund Report TM
(3) iMoneyNet U.S. Treasury and Repo Money Fund Report TM

Annual Net Investment Income

Total Net Investment Income
for the Fiscal Years Ended June 30,

	Diversified Fund (1)	DGO Fund (1)

2009	4,311,687	189,693
2008	10,042,030	637,177
2007	11,907,172	994,195
2006	8,475,466	567,341
2005	3,733,917	349,987
2004	1,477,818	265,254
2003	2,531,693	658,073
2002	5,854,955	1,381,159
2001	13,455,641	3,216,209
2000	11,001,463	3,199,662

(1) Actual earnings less expenses

Changes in Net Assets

For the Years Ended June 30,
(dollars in thousands)

DIVERSIFIED PORTFOLIO

	2009	2008	2007	2006	2005
ADDITIONS
From investment activities:
Net investment income	$ 4,312	$ 10,042	$ 11,907	$ 8,472	$ 3,734
From unit transactions:
Units sold	1,404,293	1,350,872	1,246,520	1,151,720	1,055,083
Units issued in reinvestment
of dividends from net
investment income	4,689	10,036	11,055	7,815	3,596
Total additions	1,413,294	1,370,950	1,269,482	1,168,007	1,062,413

DEDUCTIONS
Dividends to unitholders from:
Net investment income	(4,312)	(10,042)	(11,907)	(8,472)	(3,734)

From unit transactions:
Units redeemed	(1,282,970)	(1,245,851)	(1,220,723)	(1,185,721)	(1,083,829)
Total deductions	(1,287,282)	(1,255,893)	(1,232,630)	(1,194,193)	(1,087,563)

Changes in net assets	126,012	115,057	36,852	(26,186)	(25,150)

Net assets at beginning of period	355,391	240,334	203,482	229,668	254,818

Net assets at end of period	$ 481,403	$ 355,391	$ 240,334	$ 203,482	$ 229,668

DIRECT GOVERNMENT OBLIGATION PORTFOLIO

	2009	2008	2007	2006	2005
ADDITIONS
From investment activities:
Net investment income	$ 190	$ 637	$ 994	$ 567	$ 350
From unit transactions:
Units sold	76,647	42,689	28,227	36,963	20,938
Units issued in reinvestment
of dividends from net
investment income	221	662	994	537	350
Total additions	77,058	43,988	30,215	38,067	21,638

DEDUCTIONS
Dividends to unitholders from:
Net investment income	(190)	(637)	(994)	(567)	(350)

From unit transactions:
Units redeemed	(47,142)	(34,998)	(31,033)	(35,347)	(44,024)
Total deductions	(47,332)	(35,635)	(32,027)	(35,914)	(44,374)

Changes in net assets	29,726	8,353	(1,812)	2,153	(22,736)

Net assets at beginning of period	23,490	15,137	16,949	14,796	37,532

Net assets at end of period	$ 53,216	$ 23,490	$ 15,137	$ 16,949	$ 14,796

                                                                                                                   58

Changes in Net Assets

For the Years Ended June 30,
(dollars in thousands)

DIVERSIFIED PORTFOLIO

	2004	2003	2002	2001	2000
ADDITIONS
From investment activities:
Net investment income	$ 1,478	$ 2,532	$ 5,855	$ 13,456	$ 11,002
From unit transactions:
Units sold	941,862	912,308	895,986	1,024,910	1,032,835
Units issued in reinvestment
of dividends from net
investment income	1,478	2,532	5,855	13,456	11,002
Total additions	944,818	917,372	907,696	1,051,822	1,054,839

DEDUCTIONS
Dividends to unitholders from:
Net investment income	(1,478)	(2,532)	(5,855)	(13,456)	(11,002)

From unit transactions:
Units redeemed	(933,547)	(923,763)	(912,984)	(989,735)	(1,015,936)
Total deductions	(935,025)	(926,295)	(918,839)	(1,003,191)	(1,026,938)

Changes in net assets	9,793	(8,923)	(11,143)	48,631	27,901

Net assets at beginning of period	245,025	253,948	265,091	216,460	188,559

Net assets at end of period	$ 254,818	$ 245,025	$ 253,948	$ 265,091	$ 216,460

DIRECT GOVERNMENT OBLIGATION PORTFOLIO

	2004	2003	2002	2001	2000
ADDITIONS
From investment activities:
Net investment income	$ 265	$ 658	$ 1,381	$ 3,216	$ 3,200
From unit transactions:
Units sold	30,121	43,658	48,029	38,973	12,830
Units issued in reinvestment
of dividends from net
investment income	265	658	1,381	3,216	3,200
Total additions	30,651	44,974	50,791	45,405	19,230

DEDUCTIONS
Dividends to unitholders from:
Net investment income	(265)	(658)	(1,381)	(3,216)	(3,200)

From unit transactions:
Units redeemed	(45,145)	(58,486)	(42,924)	(27,580)	(58,260)
Total deductions	(45,410)	(59,144)	(44,305)	(30,796)	(61,460)

Changes in net assets	(14,759)	(14,170)	6,486	14,609	(42,230)

Net assets at beginning of period	52,291	66,461	59,975	45,366	87,596

Net assets at end of period	$ 37,532	$ 52,291	$ 66,461	$ 59,975	$ 45,366

Glossary of Investment Terms

Accrued interest - interest accumulated on all securities in a portfolio since the most recent payment date for each security.

Administrator - entity that carries out IPAIT policies and provides participant recordkeeping services.

Amortized Cost - method of accounting that gradually reduces a security's discount or premium on a straight-line basis.

Assets - items in financial statement with current market value owned by IPAIT.

Certificate of Deposit - debt instrument issued by a financial institution with an interest rate set by competitive forces in the marketplace.

Collateral - U.S. government or agency securities pledged to IPAIT until investment is repaid. For instance, the security for a collateralized certificate of deposit issued by an Iowa financial institution.

Compound Rate - interest calculation based upon investment of principal plus reinvestment of interest earned from previous period(s). IPAIT portfolio interest is compounded or reinvested monthly.

Custodian - bank that maintains custody of all IPAIT assets.

Discount - the dollar amount by which the par value of a bond exceeds its market price.

Diversified - spreading of risk by investing assets in several different categories of investment and assorted maturities within those categories.

Investment Adviser - Securities and Exchange Commission registered firm that provides investment advice to IPAIT.

Iowa Code Chapter 74A Rates - Minimum rates at which Iowa financial institutions may accept deposits of public funds for various periods.

Liabilities - claims on the assets of IPAIT.

Fair Value - the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Net Investment Income - income from IPAIT investments distributed to participants after payment of program operating expenses.

Nominal Rate - simple interest calculation based only upon the principal amount invested without reinvestment of earned interest.

Par Value - value of IPAIT investments at maturity.

Portfolio - all investments owned by IPAIT.

Premium - the dollar amount by which the market price of a bond exceeds its par value.

Redemptions - withdrawal of funds by participants from IPAIT.

Repurchase Agreement - agreement between IPAIT and a seller of U.S. government securities, whereby the seller agrees to repurchase the securities at an agreed upon price at a stated time. The transaction is collateralized by U.S. government or U.S. agency securities with a market value of at least 102% of the value of the repurchase agreement.

Straight-Line - conservative accounting procedure to reduce a security's premium or discount in equal daily increments over its remaining period to maturity.

U.S. Government Agencies - securities issued by U.S. government sponsored corporations such as the Federal Home Loan Bank and Federal National Mortgage Association.

U.S. Government Securities - direct obligations of the U.S. government, such as Treasury bills, notes and bonds.

Yield Curve - graph plotting yields of securities of similar quality on vertical axis and maturities ranging from shortest to longest on horizontal axis.

ITEM 2. CODE OF ETHICS.

(A) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS, REGARDLESS OF WHETHER THESE INDIVIDUALS ARE EMPLOYED BY THE REGISTRANT OR A THIRD PARTY.

(B) NO COMMENT REQUIRED.

(C) NA

(D) NOT APPLICABLE.

                (E) NOT APPLICABLE.

(F)(1) NOT APPLICABLE.

(F)(2) NOT APPLICABLE.

(F)(3) TO REQUEST A FREE COPY OF THE IOWA PUBLIC AGENCY INVESTMENT TRUST CODE OF ETHICS, PLEASE CALL 1-800-438-6375.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Donald W. Kerker is the independent director named as the audit committee financial expert.

ITEM 4. Principal Accountant Fees and Services

(a)The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below.

June 30, 2009	$18,000
June 30, 2008	$17,500

(b)NOT APPPLICABLE.

(c)TAX PREPARATION FEES. Professional services for the preparation of the Registrant’s tax returns by the principal accountant.

June 30, 2009	$1,155
June 30, 2008	$1,120

(D)NOT APPLICABLE.

(E)NOT APPLICABLE.

(F)NOT APPLICABLE.

(G)NOT APPLICABLE.

(H)NOT APPLICABLE.

ITEM 5. NOT APPLICABLE.

ITEM 6. NOT APPLICABLE.

ITEM 7. NOT APPLICABLE.

ITEM 8. NOT APPLICABLE.

ITEM 9. Not Applicable.

ITEM 10.NOT APPPLICABLE.

ITEM 11. CONTROLS AND PROCEDURES.

(A) THE PRINCIPAL EXECUTIVE AND FINANCIAL OFFICERS CONCLUDED THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE EFFECTIVE BASED ON THEIR EVALUATION OF THE DISCLOSURE CONTROLS AND PROCEDURES AS OF September 2, 2009, A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT.

(B) THERE WERE NO SIGNIFICANT CHANGES IN REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE PERIOD COVERED BY THIS REPORT THAT HAS MATERIALLY AFFECTED, OR IS REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

(A) A CERTIFICATION FROM THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL OFFICER IS ATTACHED AS EXHIBIT A.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IOWA PUBLIC AGENCY INVESTMENT TRUST

By

Dianne Kiefer, Chair and Trustee

Date: September 2, 2009

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature and Title

Douglas R. Gulling, Chief Executive Officer, September 2, 2009

Amy Mitchell, Chief Financial Officer, September 2, 2009